                                                                    EXHIBIT 10.1

                    SEVENTH AMENDMENT TO US CREDIT AGREEMENT

      THIS SEVENTH AMENDMENT TO US CREDIT AGREEMENT (herein called this "Amendment") made as of June 7, 2002, by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to this Amendment.

                              W I T N E S S E T H:

      WHEREAS, US Borrower, US Agent and US Lenders entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided;

      WHEREAS, US Borrower, US Agent and US Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

      Section 1.1. Terms Defined in the Restated Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Restated Agreement (defined below) shall have the same meanings whenever used in this Amendment.

      Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

            "Amendment" means this Seventh Amendment to US Credit Agreement.

            "Restated Agreement" has the meaning given to such term in Section 2.1.

            "US Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                 Amendment and Restatement of Original Agreement

      Section 2.1. Amendment and Restatement. Effective on (and subject to the occurrence of) the Effective Date, the Original Agreement (including all Schedules and Annexes thereto) shall be and is hereby amended and, as so amended, restated in its entirety such that, after giving effect to such amendment and restatement, it shall read in full as set forth in Exhibit A hereto (as set forth in such Exhibit A, the "Restated Agreement"). The rights and obligations of the parties to the Original Agreement with respect to the period prior to the Effective Date shall not be affected by such amendment and restatement.

                                  ARTICLE III.

                           Conditions of Effectiveness

      Section 3.1. Documents to be Delivered. The amendment and restatement set forth herein shall become effective as of the date first written above on the date (the "Effective Date") when US Agent shall have received all of the following, at US Agent's office in Dallas, Texas, duly executed and delivered and in form, substance and date satisfactory to US Agent:

      (a) This Amendment.

      (b) Each Tranche B Note.

      (c) The Guaranty of US Guarantor.

      (d) The following certificates of US Borrower:

            (i) An "Omnibus Certificate" of the Secretary of US Borrower, which shall contain the names and signatures of the officers of US Borrower authorized to execute US Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: a copy of resolutions duly adopted by the Board of Directors of US Borrower and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other US Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, a copy of the charter documents of US Borrower and all amendments thereto, certified by the appropriate official of the State of Delaware, and a copy of the bylaws of US Borrower; and

            (ii) A "Compliance Certificate" of the Senior Vice President - Finance or the Treasurer or the Vice President - Accounting of US Borrower as of the Effective Date, in which such officers certify to the satisfaction of the conditions set out in subsections (a) and (b) of
      Section 4.1 of the Restated Agreement.

      (e) Certificate (or certificates) of the good standing of US Borrower in the State of Delaware, issued by the appropriate official of such State.

      (f) Documents corresponding to those specified in subsections (d)(i) and
(e) above (to the extent available in the applicable jurisdiction) with respect to US Guarantor.

      (g) A favorable opinion of Mayer, Brown, Rowe and Maw, counsel for Restricted Persons, substantially in the form set forth in Exhibit E-1 to the Restated Agreement, and a favorable opinion of Stewart McKelvey Stirling Scales, Nova Scotia counsel for US Guarantor, substantially in the form of Exhibit E-2 to the Restated Agreement.

      (h) A favorable opinion of Thompson & Knight L.L.P. covering the matters requested by US Agent.

      Section 3.2. Additional Conditions Precedent. In addition to the documents required to be delivered pursuant to Section 3.1 above, the amendment set forth herein shall become effective as of the date first written above when and only when:

      (a) All commitment, facility, agency, legal and other fees required to be paid or reimbursed to any Lender pursuant to any US Loan Documents or any commitment agreement heretofore entered into shall have been paid.

      (b) No event which would reasonably be expected to have a Material Adverse Effect shall have occurred since the date of the most recent Initial Financial Statements.

      (c) US Borrower shall have certified to US Agent and Lenders that, to the knowledge of the US Borrower, no Restricted Person has any outstanding liabilities (determined in accordance with GAAP) which are, in the aggregate, material to the consolidated financial condition of the US Borrower and its consolidated subsidiaries, taken as a whole, and which are not disclosed in the Initial Financial Statements, the Disclosure Schedule or reports, statements, schedules and other information included in filings made by the US Borrower with the Securities and Exchange Commission on or prior to May 15, 2002 or otherwise to the US Agent and/or the US Lenders.

      (d) The Existing Canadian Agreement shall be amended and restated as provided in the Canadian Agreement.

      (e) All legal matters relating to the US Loan Documents and the consummation of the transactions contemplated thereby shall be satisfactory to Thompson & Knight L.L.P., counsel to US Agent.

                                   ARTICLE IV.

                         Representations and Warranties

      Section 4.1. Representations and Warranties of US Borrower. In order to induce the US Lenders to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

      (a) The representations and warranties contained in Article V of the Restated Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

      (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.

      (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or
(C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

      (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

      (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2001 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2002 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.

                                   ARTICLE V.

                                  Miscellaneous

      Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended and restated and the Tranche A Notes are hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended and restated. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

      Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

      Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

      Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

      Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

      THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                               DEVON ENERGY CORPORATION
                               US Borrower

                               By: /s/  Dale T. Wilson
                                  ----------------------------------------------
                                  Dale T.Wilson
                                  Treasurer


                               BANK OF AMERICA, N.A.,
                               Administrative Agent, US LC Issuer
                               and Lender

                               By: /s/ Richard L. Stein
                                  ----------------------------------------------
                                  Name:  Richard L. Stein
                                  Title: Principal


                               ABN AMRO BANK, N.V.
                               Lender

                               By: /s/ Frank R. Russo, Jr.
                                  ----------------------------------------------
                                  Name:  Frank R. Russo, Jr.
                                  Title: Group Vice President

                               By: /s/ Jamie A. Conn
                                  ----------------------------------------------
                                  Name:  Jamie A. Conn
                                  Title: Group Vice President


                               BANK OF MONTREAL
                               Lender

                               By: /s/ James V. Ducote
                                  ----------------------------------------------
                                  Name:  James V. Ducote
                                  Title: Director


                               BANK OF OKLAHOMA, N.A.
                               Lender

                               By: /s/ John N. Huff
                                  ----------------------------------------------
                                  Name:  John N. Huff
                                  Title: Vice President

                               BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN
                               ISLANDS BRANCH
                               Lender

                               By: /s/ Hereward Drummond
                                  ----------------------------------------------
                                  Name:  Hereward Drummond
                                  Title: Senior Vice President

                               By: /s/ James H. Boyle
                                  ----------------------------------------------
                                  Name:  James H. Boyle
                                  Title: Vice President


                               CITIBANK, N.A.
                               Lender

                               By: /s/ Todd J. Mogil
                                  ----------------------------------------------
                                  Name:  Todd J. Mogil
                                  Title: Attorney-in-fact


                               CREDIT LYONNAIS NEW YORK BRANCH
                               Lender

                               By: /s/ Bernard Weymuller
                                  ----------------------------------------------
                                  Name:  Bernard Weymuller
                                  Title: Senior Vice President

                               CREDIT SUISSE FIRST BOSTON
                               Lender

                               By: /s/ James P. Moran
                                  ----------------------------------------------
                                  Name:  James P. Moran
                                  Title: Director

                               By: /s/ David M. Koczan
                                  ----------------------------------------------
                                  Name:  David M. Koczan
                                  Title: Associate


                               DEN NORSKE BANK ASA
                               Lender

                               By: /s/ Nils Fykse
                                  ----------------------------------------------
                                  Name:  Nils Fykse
                                  Title: First Vice President

                               By: /s/ Hans Jorgen Ormar
                                  ----------------------------------------------
                                  Name:  Hans Jorgen Ormar
                                  Title: Vice President


                               DEUTSCHE BANK AG NEW YORK BRANCH
                               Lender

                               By: /s/ Michael E.Keating
                                  ----------------------------------------------
                                  Name:  Michael E. Keating
                                  Title: Managing Director

                               By: /s/ Hans C. Narberhaus
                                  ----------------------------------------------
                                  Name:  Hans C. Narberhaus
                                  Title: Vice President


                               JPMORGAN CHASE BANK
                               Lender

                               By: /s/ Russell A. Johnson
                                  ----------------------------------------------
                                  Name:  Russell A. Johnson
                                  Title: Vice President

                               LOCAL OKLAHOMA BANK, N.A.
                               Lender

                               By: /s/ John K. Slay, Jr.
                                  ----------------------------------------------
                                  Name:  John K. Slay, Jr.
                                  Title: Sr. Vice President


                               ROYAL BANK OF CANADA
                               Lender

                               By: /s/ Lorne Gartner
                                  ----------------------------------------------
                                  Name:  Lorne Gartner
                                  Title: Vice President


                               SOUTHWEST BANK OF TEXAS, N.A.
                               Lender

                               By: /s/ W. Bryan Chapman
                                  ----------------------------------------------
                                  Name:  W. Bryan Chapman
                                  Title: Vice President


                               THE BANK OF NEW YORK
                               Lender

                               By:  /s/ Raymond J. Palmer
                                  ----------------------------------------------
                                  Name:  Raymond J. Palmer
                                  Title: Vice President


                               THE BANK OF NOVA SCOTIA
                               Lender

                               By:  /s/ N. Bell
                                  ----------------------------------------------
                                  Name:  N. Bell
                                  Title: Senior Manager


                               THE BANK OF TOKYO - MITSUBISHI LTD. HOUSTON
                               AGENCY
                               Lender

                               By: /s/ K. Glasscock
                                  ----------------------------------------------
                                  Name:  K. Glasscock
                                  Title: VP & Manager

                               UBS AG, STAMFORD BRANCH
                               Lender

                               By: /s/ Patricia O'Kicki
                                  ----------------------------------------------
                                  Name:  Patricia O'Kicki
                                  Title: Director, Banking Products Services

                               By: /s/ Wilfred V. Saint
                                  ----------------------------------------------
                                  Name:  Wilfred V. Saint
                                  Title: Associate Director
                                         Banking Products Services, US


                               UMB BANK
                               Lender

                               By: /s/ Richard J. Lehrter
                                  ----------------------------------------------
                                  Name:  Richard J. Lehrter
                                  Title: Community Bank President


                               WACHOVIA BANK, NATIONAL
                               ASSOCIATION
                               Lender

                               By: /s/ David E. Humphreys
                                  ----------------------------------------------
                                  Name:  David E. Humphreys
                                  Title: Vice President

                                                                       EXHIBIT A
                                                                              to
                                        Seventh Amendment to US Credit Agreement

================================================================================

                    AMENDED AND RESTATED US CREDIT AGREEMENT
             -------------------------------------------------------

                            DEVON ENERGY CORPORATION

                                 as US Borrower

                              BANK OF AMERICA, N.A.

                             as Administrative Agent

                         BANC OF AMERICA SECURITIES LLC

                   as Sole Book Manager & Joint Lead Arranger

                                UBS WARBURG, LLC

                             as Joint Lead Arranger

                             UBS AG, STANFORD BRANCH

                              as Syndication Agent

                              ROYAL BANK OF CANADA
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                               JPMORGAN CHASE BANK

                           as Co-Documentation Agents

                       and CERTAIN FINANCIAL INSTITUTIONS

                                   as Lenders
             -------------------------------------------------------

                                 US $725,000,000
                (subject to re-allocation up to US $825,000,000)

                                  June 7, 2002

================================================================================

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
AMENDED AND RESTATED US CREDIT AGREEMENT...................................................................      1

ARTICLE I - The US Loans...................................................................................      1
     Section 1.1.    Commitments to Lend; US Notes.........................................................      1
     Section 1.2.    Requests for New US Loans.............................................................      5
     Section 1.3.    Continuations and Conversions of Existing US Loans....................................      6
     Section 1.4.    Use of Proceeds.......................................................................      7
     Section 1.5.    Interest Rates and Fees...............................................................      8
     Section 1.6.    Prepayments...........................................................................      9
     Section 1.7.    Competitive Bid Loans.................................................................     10
     Section 1.8.    Refinancings of US Swing Loans........................................................     13
     Section 1.9.    Re-allocation of Tranche B Maximum Credit Amount and Canadian Maximum Credit Amount...     14

ARTICLE II - Letters of Credit.............................................................................     15
     Section 2.1.    Letters of Credit.....................................................................     15
     Section 2.2.    Requesting Letters of Credit..........................................................     16
     Section 2.3.    Reimbursement and Participations......................................................     17
     Section 2.4.    Letter of Credit Fees.................................................................     18
     Section 2.5.    No Duty to Inquire....................................................................     18
     Section 2.6.    LC Collateral.........................................................................     19

ARTICLE III - Payments to Lenders..........................................................................     20
     Section 3.1.    General Procedures....................................................................     20
     Section 3.2.    Increased Cost and Reduced Return.....................................................     21
     Section 3.3.    Limitation on Types of US Loans.......................................................     23
     Section 3.4.    Illegality............................................................................     23
     Section 3.5.    Treatment of Affected US Loans........................................................     23
     Section 3.6.    Compensation..........................................................................     24
     Section 3.7.    Change of Applicable Lending Office...................................................     24
     Section 3.8.    Replacement of Lenders................................................................     25
     Section 3.9.    Taxes.................................................................................     25
     Section 3.10.   Currency Conversion and Currency Indemnity............................................     27

ARTICLE IV - Conditions Precedent to Lending...............................................................     28
     Section 4.1.    Conditions Precedent to all US Loan and Letters of Credit.............................     28

ARTICLE V - Representations and Warranties.................................................................     28
     Section 5.1.    No Default............................................................................     28
     Section 5.2.    Organization and Good Standing........................................................     28
     Section 5.3.    Authorization.........................................................................     29

     Section 5.4.    No Conflicts or Consents..............................................................     29
     Section 5.5.    Enforceable Obligations...............................................................     29
     Section 5.6.    Full Disclosure.......................................................................     29
     Section 5.7.    Litigation............................................................................     30
     Section 5.8.    ERISA Plans and Liabilities...........................................................     30
     Section 5.9.    Environmental and Other Laws..........................................................     30
     Section 5.10.   US Borrower's Subsidiaries............................................................     31
     Section 5.11.   Title to Properties; Licenses.........................................................     31
     Section 5.12.   Government Regulation.................................................................     31
     Section 5.13.   Solvency..............................................................................     31

ARTICLE VI - Affirmative Covenants of US Borrower..........................................................     31
     Section 6.1.    Payment and Performance...............................................................     31
     Section 6.2.    Books, Financial Statements and Reports...............................................     32
     Section 6.3.    Other Information and Inspections.....................................................     33
     Section 6.4.    Notice of Material Events.............................................................     33
     Section 6.5.    Maintenance of Properties.............................................................     34
     Section 6.6.    Maintenance of Existence and Qualifications...........................................     34
     Section 6.7.    Payment of Trade Liabilities, Taxes, etc..............................................     34
     Section 6.8.    Insurance.............................................................................     34
     Section 6.9.    Performance on US Borrower's Behalf...................................................     34
     Section 6.10.   Interest..............................................................................     34
     Section 6.11.   Compliance with Law...................................................................     34
     Section 6.12.   Environmental Matters.................................................................     35
     Section 6.13.   Bank Accounts; Offset.................................................................     35

ARTICLE VII - Negative Covenants of US Borrower............................................................     35
     Section 7.1.    Indebtedness..........................................................................     36
     Section 7.2.    Limitation on Liens...................................................................     37
     Section 7.3.    Limitation on Mergers.................................................................     37
     Section 7.4.    Limitation on Issuance of Securities by Subsidiaries of US Borrower;
                     Ownership of certain Restricted Subsidiaries by US Borrower...........................     38
     Section 7.5.    Reserved..............................................................................     38
     Section 7.6.    Transactions with Affiliates..........................................................     38
     Section 7.7.    Prohibited Contracts; ERISA...........................................................     38
     Section 7.8.    Funded Debt to Total Capitalization...................................................     39
     Section 7.9.    Devon Trust; Devon Trust Securities...................................................     39

ARTICLE VIII - Events of Default and Remedies..............................................................     39
     Section 8.1.    Events of Default.....................................................................     39
     Section 8.2.    Remedies..............................................................................     41

ARTICLE IX - US Agent......................................................................................     42
     Section 9.1.    Appointment, Powers, and Immunities...................................................     42

     Section 9.2.    Reliance by US Agent..................................................................     43
     Section 9.3.    Defaults..............................................................................     43
     Section 9.4.    Rights as Lender......................................................................     44
     Section 9.5.    Indemnification.......................................................................     44
     Section 9.6.    Non-Reliance on US Agent and Other Lenders............................................     44
     Section 9.7.    Administrative Agent in its Individual Capacity.......................................     45
     Section 9.8.    Sharing of Set-Offs and Other Payments................................................     45
     Section 9.9.    Investments...........................................................................     45
     Section 9.10.   Benefit of Article IX.................................................................     46
     Section 9.11.   Resignation...........................................................................     46
     Section 9.12.   Lenders to Remain Pro Rata............................................................     46
     Section 9.13.   Other Agents..........................................................................     47

ARTICLE X - Miscellaneous..................................................................................     47
     Section 10.1.   Waivers and Amendments; Acknowledgments...............................................     47
     Section 10.2.   Survival of Agreements; Cumulative Nature.............................................     49
     Section 10.3.   Notices...............................................................................     49
     Section 10.4.   Payment of Expenses; Indemnity........................................................     50
     Section 10.5.   Parties in Interest...................................................................     51
     Section 10.6.   Assignments and Participations........................................................     51
     Section 10.7.   Confidentiality.......................................................................     54
     Section 10.8.   Governing Law; Submission to Process..................................................     55
     Section 10.9.   Limitation on Interest................................................................     55
     Section 10.10.  Termination; Limited Survival.........................................................     56
     Section 10.11.  Severability..........................................................................     56
     Section 10.12.  Counterparts; Fax.....................................................................     56
     Section 10.13.  Waiver of Jury Trial, Punitive Damages, etc...........................................     56
     Section 10.14.  Defined Terms.........................................................................     57
     Section 10.15.  Annex I, Exhibits and Schedules; Additional Definitions...............................     57
     Section 10.16.  Amendment of Defined Instruments......................................................     57
     Section 10.17.  References and Titles.................................................................     57
     Section 10.18.  Calculations and Determinations.......................................................     57
     Section 10.19.  Construction of Indemnities and Releases..............................................     58
     Section 10.20.  Amendment and Restatement of Existing US Agreement....................................     58

Schedules and Exhibits:

Annex I         -   Defined Terms
Annex II        -   Lenders Schedule

Schedule 1      -   Disclosure Schedule
Schedule 2      -   Surety Bonds & Letters of Credit
Schedule 3      -   Existing Indebtedness and Funding Commitments

Exhibit A-1     -   Tranche A Promissory Note
Exhibit A-2     -   Tranche B Promissory Note
Exhibit A-3     -   US Swing Promissory Note
Exhibit B       -   Borrowing Notice
Exhibit C       -   Continuation/Conversion Notice
Exhibit D       -   Certificate Accompanying Financial Statements
Exhibit E-1     -   Opinion of Mayer, Brown, Rowe & Maw
Exhibit E-2     -   Opinion of Stewart McKelvey Stirling Scales
Exhibit F       -   Assignment and Assumption Agreement
Exhibit G       -   Letter of Credit Application and Agreement
Exhibit H       -   Competitive Bid Request
Exhibit I       -   Invitation to Bid
Exhibit J       -   Competitive Bid
Exhibit K       -   Competitive Bid Accept/Reject Letter
Exhibit L       -   Competitive Bid Note
Exhibit M       -   Re-allocation Notice

                    AMENDED AND RESTATED US CREDIT AGREEMENT

      THIS AMENDED AND RESTATED US CREDIT AGREEMENT (this "Agreement") is made as of June 7, 2002, by and among Devon Energy Corporation, a Delaware corporation (herein called "US Borrower"), Bank of America, N.A., individually and as administrative agent (herein called "US Agent"), and the Lenders party to, and as defined under, the Existing US Credit Agreement (as defined below).

      US Borrower, US Agent and US Lenders entered into the US Credit Agreement dated as of August 29, 2000 (as amended, supplemented or otherwise modified prior to the Closing Date as defined herein, the "Existing US Credit Agreement"), for the purpose and consideration therein expressed, wherein US Lenders became obligated to make loans to US Borrower as therein provided.

      US Borrower has requested that Tranche B Lenders extend the effectiveness of the Tranche B Revolving Period as set forth in the Existing US Credit Agreement and make certain other amendments and modifications thereto, all on the terms and conditions provided herein and in the Seventh Amendment to US Credit Agreement to which this Amended and Restated Credit Agreement is attached (the "Seventh Amendment to US Credit Agreement").

      US Agent and Tranche B Required Lenders under the Existing US Credit Agreement have consented to make such extension and the US Required Lenders under the Existing US Credit Agreement have consented to such other amendments effective pursuant to the Seventh Amendment to US Credit Agreement. Accordingly, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Borrower, US Agent and US Lenders hereby agree as follows:

                            ARTICLE I - The US Loans

      Section 1.1. Commitments to Lend; US Notes.

      (a) Tranche A. Subject to the terms and conditions hereof, each Tranche A Lender agrees (i) that as of the Closing Date, each Tranche A Loan as defined in and outstanding under the Existing US Credit Agreement will be continued automatically as a Tranche A Loan hereunder and (ii) to make loans to US Borrower (herein called such Tranche A Lender's "Tranche A Loans") upon US Borrower's request from time to time during the Tranche A Commitment Period, provided that (i) subject to Sections 3.3, 3.4 and 3.5, all Tranche A Lenders are requested to make Tranche A Loans of the same Type in accordance with their respective Tranche A Percentage Shares and as part of the same Borrowing, (ii) such Tranche A Lender's Tranche A Percentage Share of the Tranche A Facility Usage shall never exceed such Tranche A Lender's Percentage Share of the Tranche A Maximum Credit Amount, (iii) such Tranche A Lender's

Percentage Share of the US Facility Usage shall never exceed such Tranche A Lender's Percentage Share of the US Maximum Credit Amount, and (iv) the aggregate amount of the Tranche A Facility Usage and the US Swing Loans outstanding shall never exceed the Tranche A Maximum Credit Amount. The aggregate amount of all Tranche A Loans in any Borrowing must be an integral multiple of US $100,000 which equals or exceeds US $200,000 or must equal the unadvanced portion of the US Maximum Credit Amount. The obligation of US Borrower to repay to each Tranche A Lender the aggregate amount of all Tranche A Loans made by such Tranche A Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Tranche A Lender's "Tranche A Note") made by US Borrower payable to the order of such Tranche A Lender in the form of Exhibit A-1 with appropriate insertions and issued under the Existing US Agreement. The amount of principal owing on any Tranche A Lender's Tranche A Note at any given time shall be the aggregate amount of all Tranche A Loans theretofore made by such Tranche A Lender minus all payments of principal theretofore received by such Tranche A Lender on such Tranche A Note. Interest on each Tranche A Note shall accrue and be due and payable as provided herein and therein. Each Tranche A Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Tranche A Maturity Date. Subject to the terms and conditions hereof, US Borrower may borrow, repay, and reborrow Tranche A Loans under the US Agreement during the Tranche A Commitment Period. US Borrower may have no more than ten Borrowings of US Dollar Eurodollar Loans (including Tranche A Loans and Tranche B Loans) outstanding at any time.

      (b) Tranche B. Subject to the terms and conditions hereof, each Tranche B Lender agrees to make loans to US Borrower (herein called such Tranche B Lender's "Tranche B Loans") upon US Borrower's request from time to time during the Tranche B Revolving Period, provided that (i) subject to Sections 3.3, 3.4 and 3.5, all Tranche B Lenders are requested to make Tranche B Loans of the same Type in accordance with their respective Tranche B Percentage Shares and as part of the same Borrowing, (ii) such Tranche B Lender's Tranche B Percentage Share of the Tranche B Facility Usage shall never exceed such Tranche B Lender's Tranche B Percentage Share of the Tranche B Maximum Credit Amount, and (iii) such Tranche B Lender's Percentage Share of the US Facility Usage shall never exceed such Tranche B Lender's Percentage Share of the US Maximum Credit Amount. The aggregate amount of all Tranche B Loans in any Borrowing must be an integral multiple of US $100,000 which equals or exceeds US $200,000 or must equal the unadvanced portion of the US Maximum Credit Amount. The obligation of US Borrower to repay to each Tranche B Lender the aggregate amount of all Tranche B Loans made by such Tranche B Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Tranche B Lender's "Tranche B Note") made by US Borrower payable to the order of such Tranche B Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Tranche B Lender's Tranche B Note at any given time shall be the aggregate amount of all Tranche B Loans theretofore made by such Tranche B Lender minus all payments of principal theretofore received by such Tranche B Lender on such Tranche B Note. Interest on each Tranche B Note shall accrue and be due and payable as provided herein and therein. Each Tranche B Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Tranche B Maturity Date. Subject to the terms and conditions hereof, US Borrower may borrow, repay, and reborrow Tranche B Loans under the US Agreement during the Tranche B Revolving Period. US

Borrower may have no more than ten Borrowings of US Dollar Eurodollar Loans (including Tranche A Loans and Tranche B Loans) outstanding at any time.

      (c)   Extension of Conversion Date.

            (i) US Borrower may, at its option and from time to time during the Tranche B Revolving Period, request an offer to extend the Tranche B Revolving Period by delivering to US Agent a Request for an Offer of Extension not more than sixty days and not less than thirty days prior to the then current Tranche B Conversion Date. US Agent shall forthwith provide a copy of the Request for an Offer of Extension to each of the Tranche B Lenders. Upon receipt from US Agent of an executed Request for an Offer of Extension, each Tranche B Lender shall, within twenty days after the date of such Tranche B Lender's receipt of such request from US Agent, either:

                  (1) notify US Agent of its acceptance of the Request for an
            Offer of Extension, and the terms and conditions, if any, upon which such Tranche B Lender is prepared to extend the Tranche B Conversion Date; or

                  (2) notify US Agent that the Request for an Offer of Extension has been denied, such notice to forthwith be forwarded by US Agent to US Borrower to allow US Borrower to seek a replacement lender pursuant to Section 1.1(e) (any Tranche B Lender giving notice of such denial is herein called a "Non-Accepting Lender"). The failure of a Tranche B Lender to so notify US Agent within such twenty day period shall be deemed to be notification by such Tranche B Lender to US Agent that such Tranche B Lender has denied US Borrower's Request for an Offer of Extension.

            (ii) Provided that all Tranche B Lenders provide notice to US Agent under Section 1.1(c)(i) that they accept the Request for an Offer of Extension, or if there are Non-Accepting Lenders, such Tranche B Lenders shall have been repaid pursuant to Section 1.1(e) or replacement lenders shall have become parties hereto pursuant to Section 1.1(e) and shall have accepted the Request for an Offer of Extension, such acceptance having common terms and conditions, US Agent shall deliver to US Borrower an Offer of Extension incorporating the said terms and conditions. Such offer shall be open for acceptance by US Borrower until the fifth Business Day immediately preceding the then current Tranche B Conversion Date. Upon written notice by US Borrower to US Agent accepting an outstanding Offer of Extension and agreeing to the terms and conditions, if any, specified therein (the date of such notice of acceptance in this Section 1.1 being called the "Extension Date"), the Tranche B Conversion Date shall be extended to the date 364 days from the Extension Date and the terms and conditions specified in such Offer of Extension shall be immediately effective.

            (iii) US Borrower understands that the consideration of any Request for an Offer of Extension constitutes an independent credit decision which each Tranche B Lender retains the absolute and unfettered discretion to make and that no commitment in this regard is hereby given by a Tranche B Lender and that any offer to extend the Tranche B Conversion Date may be on such terms and conditions in addition to those set out herein as the extending Tranche B Lenders stipulate.

      (d) Conversion to Tranche B Term Loan. Effective at 11:59 p.m. Dallas, Texas time on the day immediately preceding the Tranche B Conversion Date, (i) each Tranche B Lender's obligation to make new Tranche B Loans shall be canceled automatically, and (ii) each Tranche B Lender's Tranche B Loans shall become term loans maturing on the Tranche B Maturity Date.

      (e) Non-Accepting Lender. Provided that Tranche B Required Lenders provide notice to US Agent under Section 1.1(c)(i) that they accept the Request for an Offer of Extension, on notice of US Borrower to US Agent, US Borrower shall be entitled to choose any of the following in respect of each Non-Accepting Lender prior to the expiration of the Tranche B Revolving Period, provided that if US Borrower does not make an election prior to the expiration of the Tranche B Revolving Period, US Borrower shall be deemed to have irrevocably elected to exercise the provisions of Section 1.1(e)(i):

            (i) the Non-Accepting Lender's obligations to make Tranche B Loans and Canadian Loans shall be canceled as of the Extension Date, the Tranche B Maximum Credit Amount and the Canadian Maximum Credit Amount shall be reduced by the amount so canceled, and on or prior to the Extension Date US Borrower shall repay in full all Tranche B Loans and all Canadian Obligations then outstanding to the Non-Accepting Lender (as defined in Section 1.1(c)(i)(2)), or

            (ii) replace the Non-Accepting Lender by reaching satisfactory arrangements with one or more existing Lenders or new Lenders, for the purchase, assignment and assumption of the Tranche B Loans and the Canadian Obligations of the Non-Accepting Lender, and the related rights and obligations of such Non-Accepting Lender under the Loan Documents, provided that any new Tranche B Lender, with, if necessary, any Affiliate, shall take a pro rata assignment of such Tranche B Loans, Canadian Obligations and related rights and obligations, and such Non-Accepting Lender shall be obligated to sell such Obligations in accordance with such satisfactory arrangements.

      In connection with any such replacement of a Tranche B Lender pursuant to this Section 1.1(e), US Borrower shall pay all costs that would have been due to such Tranche B Lender pursuant to Section 3.6 if such Tranche B Lender's US Loans had been prepaid at the time of such replacement.

      (f) Swing Loans. Subject to the terms and conditions hereof, US Agent agrees (i) that as of the Closing Date, each US Swing Loan as defined in and outstanding under the Existing US Credit Agreement will be continued automatically as a US Swing Loan hereunder and (ii) to make loans to US Borrower (herein called "US Swing Loans") upon US Borrower's request from time to time during the Tranche A Commitment Period, provided that (i) the aggregate amount of US Swing Loans outstanding shall never exceed the US Swing Sublimit, (ii) the aggregate amount of Tranche A Facility Usage and US Swing Loans outstanding shall never exceed the Tranche A

Maximum Credit Amount, and (iii) the US Facility Usage shall never exceed the US Maximum Credit Amount. The aggregate amount of all US Swing Loans in any Borrowing must be an integral multiple of US $100,000 which equals or exceeds US $1,000,000 or must equal the unadvanced portion of the Tranche A Maximum Credit Amount. The obligation of US Borrower to repay to US Agent the aggregate amount of all US Swing Loans made by US Agent, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called the "US Swing Note") made by US Borrower payable to the order of US Agent in the form of Exhibit A-3 and issued under the Existing US Credit Agreement. The amount of principal owing on the US Swing Note at any given time shall be the aggregate amount of all US Swing Loans theretofore made by US Agent minus all payments of principal theretofore received by US Agent on the US Swing Note (including as a result of any refinancing pursuant to Section 1.8). Interest on the US Swing Note shall accrue and be due and payable as provided herein and therein. The US Swing Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Tranche A Maturity Date. Subject to the terms and conditions hereof, US Borrower may borrow, repay, and reborrow US Swing Loans under the US Agreement during the Tranche A Commitment Period.

      Section 1.2. Requests for New US Loans. US Borrower must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of new US Loans to be advanced by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

      (a) specify the aggregate amount of any such Borrowing of new US Base Rate Loans and the date on which such US Base Rate Loans are to be advanced, the aggregate amount of any such Borrowing of new US Dollar Eurodollar Loans, the date on which such US Dollar Eurodollar Loans are to be advanced (which shall be the first day of the Eurodollar Interest Period which is to apply thereto), and the length of the applicable Eurodollar Interest Period, or the aggregate amount of any such Borrowing of new US Swing Loans and the date on which such US Swing Loans are to be advanced; and

      (b) be received by US Agent (i) in the case of US Loans that are not US Swing Loans, not later than 11:00 a.m., Dallas, Texas time, on the day on which any such US Base Rate Loans are to be made, or the second Business Day preceding the day on which any such US Dollar Eurodollar Loans are to be made, and (ii) in the case of US Loans that are US Swing Loans, not later than 4:00 p.m., Dallas, Texas time on the Business Day on which any such US Swing Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, US Agent shall give each Lender notice of the terms thereof (excluding US Swing Loans) not later than 2:00 p.m., Dallas, Texas time on the day it receives such Borrowing Notice from US Borrower if it receives such Borrowing Notice by 11:00 a.m., Dallas, Texas time, otherwise on the next Business Day. If all conditions precedent to such new US

Loans have been met, each Lender will on the date requested promptly remit to US Agent at US Agent's office in Dallas, Texas the amount of such Lender's new US Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such US Loans have been neither met nor waived as provided herein, US Agent shall promptly make such US Loans available to US Borrower. Unless US Agent shall have received prompt notice from a Lender that such Lender will not make available to US Agent such Lender's new US Loan, US Agent may in its discretion assume that such Lender has made such US Loan available to US Agent in accordance with this section and US Agent may if it chooses, in reliance upon such assumption, make such US Loan available to US Borrower. If and to the extent such Lender shall not so make its new US Loan available to US Agent, such Lender and US Borrower severally agree to pay or repay to US Agent within three days after demand the amount of such US Loan together with interest thereon, for each day from the date such amount was made available to US Borrower until the date such amount is paid or repaid to US Agent, with interest at (1) the Federal Funds Rate, if such Lender is making such payment; provided that US Agent gave notice of the terms of the Borrowing Notice to such Lender in accordance with the terms of this Section 1.2, and (2) the interest rate applicable at the time to the other new US Loans made on such date, if US Borrower is making such repayment. If neither such Lender nor US Borrower pays or repays to US Agent such amount within such three-day period, US Agent shall in addition to such amount be entitled to recover from such Lender and from US Borrower, on demand, interest thereon at the Default Rate for US Base Rate Loans, calculated from the date such amount was made available to US Borrower. The failure of any Lender to make any new US Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new US Loan, but no Lender shall be responsible for the failure of any other Lender to make any new US Loan to be made by such other Lender.

      Section 1.3. Continuations and Conversions of Existing US Loans. US Borrower may make the following elections with respect to US Loans already outstanding under this Agreement: to convert US Base Rate Loans to US Dollar Eurodollar Loans, to convert US Dollar Eurodollar Loans to US Base Rate Loans on the last day of the Eurodollar Interest Period applicable thereto, to continue US Dollar Eurodollar Loans beyond the expiration of such Eurodollar Interest Period by designating a new Eurodollar Interest Period to take effect at the time of such expiration, and to convert US Swing Loans to US Dollar Eurodollar Loans simultaneously with the refinancing of such US Swing Loans pursuant to
Section 1.8. In making such elections, US Borrower may combine existing Tranche A Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Tranche A Loans made pursuant to one Borrowing into separate new Borrowings, or combine existing Tranche B Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Tranche B Loans made pursuant to one Borrowing into separate new Borrowings, provided that US Borrower may have no more than ten Borrowings of US Dollar Eurodollar Loans outstanding at any time. To make any such election, US Borrower must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing US Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

      (a) to be continued or converted and whether such US Loans are Tranche A Loans or Tranche B Loans;

      (b) specify the aggregate amount of any Borrowing of US Base Rate Loans into which such existing US Loans are to be continued or converted and the date on which such Continuation or Conversion is to occur, or the aggregate amount of any Borrowing of US Dollar Eurodollar Loans into which such existing US Dollar Eurodollar Loans are to be continued or converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Eurodollar Interest Period which is to apply to such US Dollar Eurodollar Loans), and the length of the applicable Eurodollar Interest Period; and

      (c) be received by US Agent not later than 10:00 a.m., Dallas, Texas time, on the day on which any such Continuation or Conversion to US Base Rate Loans is to occur, or the second Business Day preceding the day on which any such Continuation or Conversion to US Dollar Eurodollar Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, US Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on US Borrower. During the continuance of any Default, US Borrower may not make any election to convert existing US Loans made under this Agreement into US Dollar Eurodollar Loans or continue existing US Loans made under this Agreement as US Dollar Eurodollar Loans. If (due to the existence of a Default or for any other reason) US Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing US Dollar Eurodollar Loans at least two Business Days prior to the end of the Eurodollar Interest Period applicable thereto, such US Dollar Eurodollar Loans shall automatically be converted into US Base Rate Loans at the end of such Eurodollar Interest Period. No new funds shall be repaid by US Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing US Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding US Loans.

      Section 1.4. Use of Proceeds. US Borrower shall use all US Loans made under this Agreement to refinance existing indebtedness (including any commercial paper issued by or for the account of US Borrower), to finance capital expenditures, to refinance Matured US LC Obligations outstanding under this Agreement, and to provide working capital for its operations and for other general business purposes. US Borrower shall use all Letters of Credit issued under the US Agreement for its general corporate purposes. If any US Loan is used for a purpose which is governed by Reg U, US Borrower shall comply with Reg U in all respects. US Borrower represents and warrants that US Borrower is not engaged principally, or as one of US

Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying Margin Stock.

      Section 1.5. Interest Rates and Fees.

      (a) Tranche A Loans. The following interest and fees shall be payable with respect to Tranche A Loans:

            (i) Interest. Each Tranche A Loan that is a US Base Rate Loan shall bear interest on each day outstanding at the US Base Rate in effect on such day. Each Tranche A Loan that is a US Dollar Eurodollar Loan shall bear interest on each day during the related Eurodollar Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day.

            (ii) Facility Fees. In consideration of each Tranche A Lender's commitment to make Tranche A Loans under this Agreement, US Borrower will pay to US Agent for the account of each Tranche A Lender a facility fee determined on a daily basis by applying the Tranche A Facility Fee Rate to such Tranche A Lender's Tranche A Percentage Share of the Tranche A Maximum Credit Amount on each day during the Tranche A Commitment Period. This facility fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Tranche A Commitment Period.

      (b) Tranche B Loans. The following interest and fees shall be payable with respect to Tranche B Loans:

            (i) Interest. Each Tranche B Loan that is a US Base Rate Loan shall bear interest on each day outstanding at the US Base Rate in effect on such day. Each Tranche B Loan that is a US Dollar Eurodollar Loan shall bear interest on each day during the related Eurodollar Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day.

            (ii) Facility Fees. In consideration of each Tranche B Lender's commitment to make Tranche B Loans under this Agreement, US Borrower will pay to US Agent for the account of each Tranche B Lender a facility fee determined on a daily basis by applying (i) the Tranche B Facility Fee Rate to such Tranche B Lender's Percentage Share of the Tranche B Maximum Credit Amount on each day during the period from the date hereof until the Tranche B Conversion Date and (ii) the Tranche B Facility Fee Rate to such Tranche B Lender's Percentage Share of the Tranche B Facility Usage on each day from the Tranche B Conversion Date until the Tranche B Maturity Date. This facility fee shall be due and payable in arrears on the last day of each Fiscal Quarter and on the Tranche B Maturity Date.

      (c) US Swing Loans. Each US Swing Loan shall bear interest on each day outstanding at the US Swing Rate for such US Swing Loan in effect on such day.

      (d) Tranche A Loan Utilization Fees. In consideration of the commitment of each Tranche A Lender to make Tranche A Loans under this Agreement, US Borrower will pay to US Agent for the account of each Tranche A Lender a utilization fee determined on a daily basis by applying (i) a rate of 7.5 Basis Points per annum to such Tranche A Lender's Tranche A Percentage Share of the Tranche A Facility Usage on each day prior to the Tranche A Maturity Date that the US Facility Usage exceeds thirty-three percent (33%) of the US Maximum Credit Amount, and
(ii) a rate of 15 Basis Points per annum to such Tranche A Lender's Percentage Share of the Tranche A Facility Usage on each day prior to the Tranche A Maturity Date that the US Facility Usage exceeds sixty-six percent (66%) of the US Maximum Credit Amount. This utilization fee shall be due and payable in arrears on each Interest Payment Date for US Base Rate Loans and on the date all US Obligations are repaid in full.

      (e) Tranche B Loan Utilization Fees. In consideration of each Tranche B Lender's commitment to make Tranche B Loans under this Agreement, US Borrower will pay to US Agent for the account of each Tranche B Lender a utilization fee determined on a daily basis by applying a rate of 12.5 Basis Points per annum to such Tranche B Lender's Tranche B Percentage Share of the Tranche B Facility Usage on each day prior to the Tranche B Maturity Date that the Tranche B Facility Usage exceeds twenty-five percent (25%) of the Tranche B Maximum Credit Amount. This utilization fee shall be due and payable in arrears on each Interest Payment Date for US Base Rate Loans and on the date all US Obligations are repaid in full.

      (f) Tranche B Conversion Fees. Upon the conversion of Tranche B Loans to term loans on the Tranche B Conversion Date, US Borrower will pay to US Agent for the account of each Tranche B Lender a conversion fee determined by applying a rate of 12.5 Basis Points to such Tranche B Lender's Tranche B Percentage Share of the principal amount of Tranche B Loans converted to term loans on the Tranche B Conversion Date. This conversion fee shall be due and payable on the Tranche B Conversion Date.

      (g) Competitive Bid Loans. Each Competitive Bid Loan shall bear interest on each day outstanding at the Competitive Bid Rate for such Competitive Bid Loan.

      (h) All US Loans. All past due principal of and past due interest on the US Loans shall bear interest on each day outstanding at the applicable Default Rate in effect on such day, and such interest shall be due and payable daily as it accrues.

      (i) US Agent's Fees. In addition to all other amounts due to US Agent under the US Loan Documents, US Borrower will pay fees to US Agent as described in a letter agreement of even date herewith between US Agent and US Borrower.

      Section 1.6. Prepayments.

      (a) Optional Prepayments. US Borrower may, upon giving notice to US Agent by 11:00 a.m., Dallas, Texas time on the Business Day of prepayment, from time to time and without premium or penalty prepay the US Notes, including Competitive Bid Notes, in whole or in part, so long as all partial prepayments of principal concurrently paid on the US Notes are in increments of US $100,000 and in an aggregate amount greater than or equal to US $200,000, and so long as US Borrower pays all amounts owing in connection with the prepayment of any US Dollar Eurodollar Loan owing under Section 3.6. US Agent shall give each Lender notice thereof by 2:00 p.m. Dallas, Texas time on the date such notice is received from US Borrower. Unless otherwise designated by US Borrower, any prepayment of Competitive Bid Loans shall be applied to the outstanding Competitive Bid Loans in order of shortest maturity.

      (b) Mandatory Prepayments of Tranche A Loans. If the aggregate amount of the Tranche A Facility Usage and the Swing Loans outstanding exceed the Tranche A Maximum Credit Amount, US Borrower shall immediately prepay the principal of the Tranche A Loans and/or the US Swing Loans in an amount at least equal to such excess.

      (c) Mandatory Prepayments of Tranche B Loans. If the aggregate amount of the Tranche B Facility Usage ever exceeds the Tranche B Maximum Credit Amount, US Borrower shall immediately prepay the principal of the Tranche B Loans in an amount at least equal to such excess.

      (d) Procedures. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the US Loan Documents at the time of such prepayment.

      Section 1.7. Competitive Bid Loans.

      (a) US Borrower may request that each Lender submit Competitive Bids (on a several basis) for requested maturities of thirty days or more to US Borrower on any Business Day during the Tranche A Commitment Period and/or the Tranche B Revolving Period, as applicable, provided that all Lenders are requested to make a Competitive Bid on the same basis at the same time. In order to request Competitive Bids, US Borrower shall deliver by hand or facsimile to US Agent a Competitive Bid Request, to be received by US Agent not later than 9:00 a.m., Dallas, Texas time one Business Day before the date specified for a proposed Competitive Bid Loan. A Competitive Bid Request that does not conform substantially to the format of Exhibit H may be rejected in US Agent's sole discretion, and US Agent shall promptly notify US Borrower of such rejection by facsimile. After receiving an acceptable Competitive Bid Request, US Agent shall no later than 12:00 noon, Dallas, Texas time on the date such Competitive Bid Request is received by US Agent, by facsimile deliver to Lenders an Invitation to Bid substantially in the form of Exhibit I with respect thereto.

      (b) Each Lender may, in its sole discretion, make one or more Competitive Bids to US Agent responsive to each Competitive Bid Request given by US Borrower. Each Competitive Bid by a Lender must be received by US Agent by facsimile not later than 9:00 a.m., Dallas, Texas time on the date specified for a proposed Competitive Bid Loan. Multiple bids may be accepted by US Agent. Competitive Bids that do not conform substantially to the format of Exhibit J may be rejected by US Agent after conferring with, and upon the instruction of, US Borrower, and US Agent shall notify the bidding Lender of such rejection as soon as practicable.

If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify US Agent by facsimile not later than 9:00 a.m., Dallas, Texas time, on the date specified for a Competitive Bid Loan; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Loan and by such failure such Lender shall be deemed to have rejected such Competitive Bid. A Competitive Bid submitted by a Lender shall be irrevocable.

         (c) Promptly, and in no event later than 9:30 a.m., Dallas, Texas time, on the date specified for a proposed Competitive Bid Loan, US Agent shall notify US Borrower by facsimile of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Bid Loan in respect of which a Competitive Bid was made, and the identity of each Lender that made each Competitive Bid. US Agent shall send a copy of all Competitive Bids to US Borrower for its records as soon as practicable after completion of the bidding process.

         (d) US Borrower may, subject only to the provisions hereof, accept or reject any Competitive Bid. US Borrower shall notify US Agent by facsimile pursuant to a Competitive Bid Accept/Reject Letter whether and to what extent US Borrower has decided to accept or reject any or all of the Competitive Bids, not later than 10:00 a.m., Dallas, Texas time, on the date specified for a proposed Competitive Bid Loan; provided, however, that:

            (i) the failure by US Borrower to accept or reject any Competitive Bid within the time period specified herein shall be deemed to be a rejection of such Competitive Bid,

            (ii) the aggregate amount of the Competitive Bids accepted by US Borrower shall not exceed the principal amount specified in the Competitive Bid Request,

            (iii) the aggregate amount of all outstanding US Loans and US LC Obligations shall never exceed the US Maximum Credit Amount,

            (iv) if US Borrower shall accept a Competitive Bid or Competitive Bids made at a particular Competitive Bid Rate, but the amount of such Competitive Bid or Competitive Bids shall cause the total amount of Competitive Bids to be accepted by US Borrower to exceed the amount specified in the Competitive Bid Request, then US Borrower shall accept a portion of such Competitive Bid or Competitive Bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate, and

            (v) no Competitive Bid shall be accepted for a Competitive Bid Loan unless such Competitive Bid Loan is in a minimum principal amount of US $5,000,000 or a higher integral multiple of US $1,000,000; provided, however, that if a Competitive Bid Loan must be in an amount less than US $5,000,000 because of the provisions of clause (iv) above, such Competitive Bid Loan may be for a minimum of US $1,000,000 or any higher integral multiple thereof, and in calculating the pro rata allocation of acceptances or portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv), the amounts shall be rounded to integral multiples of US $1,000,000 in a manner which shall be in the sole and absolute discretion of US Borrower.

      (e) Promptly on each date US Borrower accepts a Competitive Bid, US Agent shall notify each Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by facsimile transmission sent by US Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Bid Loan in respect of which its Competitive Bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, US Agent shall notify each Lender of the aggregate principal amount of all Competitive Bids accepted. Each Lender which is to make a Competitive Bid Loan shall, before 11:00 a.m., Dallas, Texas time, on the borrowing date specified in the Competitive Bid Request applicable thereto, make available to US Agent in immediately available funds the amount of each Competitive Bid Loan to be made by such Lender, and US Agent shall promptly deposit such funds to an account designated by US Borrower. As soon as practicable thereafter, US Agent shall notify each Lender of the aggregate amount of Competitive Bid Loans advanced, the respective Competitive Bid Interest Periods thereof and Competitive Bid Rate applicable thereto.

      (f) The obligation of US Borrower to repay to each Lender the aggregate amount of all Competitive Bid Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by promissory notes (respectively, such Lender's "Competitive Bid Note") made by US Borrower payable to the order of such Lender in the form of Exhibit L, with appropriate insertions. The amount of principal owing on any Lender's Competitive Bid Note at any given time shall be the aggregate amount of all Competitive Bid Loans theretofore made by such Lender thereunder minus all payments of principal theretofore received by such Lender thereon. Interest on each Competitive Bid Note shall accrue and be due and payable as provided herein and therein. US Borrower shall repay on the final day of the Competitive Bid Interest Period of each Competitive Bid Loan (such date being that specified by US Borrower for repayment of such Competitive Bid Loan in the related Competitive Bid Request and such date being no later than six months after the date of the Competitive Bid Loan) the then unpaid principal amount of such Competitive Bid Loan. Subject to Section 1.6 and the payment of amounts described in Section 3.6, US Borrower shall have the right to prepay any principal amount of any Competitive Bid Loan.

      (g) No Competitive Bid Loan shall be made within five Business Days after the date of any other Competitive Bid Loan, unless US Borrower and US Agent shall mutually agree otherwise. If US Agent shall at any time elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to US Borrower requesting such Competitive Bid one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to US Agent.

      Section 1.8. Refinancings of US Swing Loans. US Agent, at any time in its sole and absolute discretion, may, upon notice given to each Lender by not later than 11:30 a.m., Dallas, Texas time, on any Business Day, request that each Tranche A Lender make a Tranche A Loan that is a US Base Rate Loan (or a Tranche A Loan that is a US Dollar Eurodollar Loan if requested by US Borrower in accordance with Section 1.2) in an aggregate amount equal to its Tranche A Percentage Share of the aggregate unpaid principal amount of any outstanding US Swing Loans for the purpose of refinancing such US Swing Loans (in this section called a "Refinancing Loan"). In any event, not later than 11:30 a.m., Dallas, Texas time, on the first day and the fifteenth day of each calendar month (or if such day is not a Business Day, on the next Business Day), US Agent will notify each Tranche A Lender of the aggregate amount of US Swing Loans which are then outstanding and the amount of the Refinancing Loan required to be made by each Tranche A Lender to refinance such outstanding US Swing Loans (the aggregate amount of such Refinancing Loan to be made by each Tranche A Lender shall equal such Tranche A Lender's Tranche A Percentage Share of such outstanding US Swing Loans). Upon the giving of notices by US Agent described above, each Tranche A Lender shall promptly remit to US Agent such Refinancing Loan in the manner described above in Section 1.2, so long as (a) US Agent believed in good faith that all conditions to making the subject US Swing Loan were satisfied at the time such US Swing Loan was made, or (b) if the conditions to such US Swing Loan were not satisfied, the satisfaction of such conditions have been waived in a writing by Required Tranche A Lenders in accordance with the provisions of this Agreement (collectively, the "Refinancing Conditions"). The proceeds of the Refinancing Loans made pursuant to the preceding sentence shall be paid to US Agent (and not to US Borrower) and applied to the payment of principal of the outstanding US Swing Loans. If and to the extent any Tranche A Lender shall not so make its Refinancing Loan, such Tranche A Lender and US Borrower severally agree to pay to US Agent (for delivery to US Swing Lender) within three days after demand the amount of such Refinancing Loan together with interest thereon, for each day from the date such Refinancing Loan was required to be made until the date such amount is paid to US Agent, with interest at (1) the Federal Funds Rate, if such Tranche A Lender is making such payment; provided that US Agent gave notice of the terms of the Borrowing Notice to such Tranche A Lender in accordance with the terms of this Section 1.2, and (2) the interest rate applicable at the time to the other Refinancing Loans, if US Borrower is making such repayment. If neither such Tranche A Lender nor US Borrower pays to US Agent (for delivery to US Swing Lender) such amount within such three-day period, US Swing Lender shall in addition to such amount be entitled to recover from such Tranche A Lender and from US Borrower, on demand, interest thereon at the Default Rate for US Base Rate Loans, calculated from the date such Refinancing Loan was required to be made. Each Tranche A Lender's obligation to make Refinancing Loans pursuant to this Section shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Tranche A Lender may have against US Agent, US Borrower or anyone else for any reason whatsoever; (2) the occurrence or continuance of an Event of Default or Default; (3) any adverse change in the condition (financial or otherwise) of US Borrower; (4) any breach of this Agreement by US Borrower, US Agent or any Tranche A Lender, except with respect to the Refinancing Conditions; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that in no event shall a Tranche A Lender be obligated to make a Refinancing Loan pursuant to this

Section if, after giving effect thereto, (i) such Tranche A Lender's Tranche A Percentage Share of the Tranche A Facility Usage shall exceed such Tranche A Lender's Percentage Share of the Tranche A Maximum Credit Amount, or (ii) such Tranche A Lender's Percentage Share of the US Facility Usage shall exceed such Tranche A Lender's Percentage Share of the US Maximum Credit Amount. If any Tranche A Lender is prohibited by Law from making a Tranche A Loan to refinance a US Swing Loan, such Tranche A Lender shall purchase from US Swing Lender a participation in such US Swing Loan in the amount of such Tranche A Lender's refinancing obligation hereunder.

      Section 1.9. Re-allocation of Tranche B Maximum Credit Amount and Canadian Maximum Credit Amount. Borrowers shall have the right (i) to re-allocate up to US $100,000,000 of the unused Tranche B Maximum Credit Amount to the Canadian Maximum Credit Amount (a "Tranche B Re-allocation") by reducing the Tranche B Maximum Credit Amount and increasing the Canadian Maximum Credit Amount by the same amount and (ii) to re-allocate up to US $100,000,000 of the unused Canadian Maximum Credit Amount to the Tranche B Maximum Credit Amount (a "Canadian Re-allocation") by reducing the Canadian Maximum Credit Amount and increasing the Tranche B Maximum Credit Amount by the same amount; provided that the Tranche B Maximum Credit Amount shall never be greater than US $625,000,000, the Canadian Maximum Credit Amount shall never be greater than US $375,000,000; the aggregate amount of the Tranche B Maximum Credit Amount and the Canadian Maximum Credit Amount shall never exceed US $800,000,000. A Re-allocation may be made only on a Business Day which occurs during the Tranche B Revolving Period and the Canadian Revolving Period, each Re-allocation shall remain in effect for at least 90 days and thereafter until a subsequent Re-allocation is made in accordance with the terms set forth in the Loan Documents, and no more than four Re-allocations may be made during any Fiscal Year.

      (a) To make any Tranche B Re-allocation, US Borrower must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of such Tranche B Re-allocation. Each such notice must:

            (i) specify the amount by which the Tranche B Maximum Credit Amount will be reduced, which amount must be equal to US $25,000,000 or any higher integral multiple of US $1,000,000, and must also be equal to or less than the amount by which the Tranche B Maximum Credit Amount then in effect exceeds the Tranche B Facility Usage;

            (ii) specify that the Canadian Maximum Credit Amount will be increased by the same amount;

            (iii) specify the effective date of such Tranche B Re-allocation which must be at least 90 days after the effective date of the immediately preceding Re-allocation (whether a Tranche B Re-allocation or a Canadian Re-allocation); and

            (iv) be received by US Agent not later than 10:00 a.m., Dallas, Texas time, on or before the 10th Business Day preceding the day on which such Tranche B Re-allocation is to occur.

      (b) To make any Canadian Re-allocation, Borrowers must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of such Canadian Re-allocation. Each such notice must:

            (i) specify the amount by which the Canadian Maximum Credit Amount will be reduced, which amount must be equal to US $25,000,000 or any higher integral multiple of US $1,000,000, and must also be equal to or less than the amount by which the Canadian Maximum Credit Amount then in effect exceeds the Canadian Facility Usage;

            (ii) specify that the Tranche B Maximum Credit Amount will be increased by the same amount;

            (iii) specify the effective date of such Canadian Re-allocation which must be at least 90 days after the effective date of the immediately preceding Re-allocation (whether a Tranche B Re-allocation or a Canadian Re-allocation); and

            (iv) be received by US Agent not later than 10:00 a.m., Dallas, Texas time, on or before the 10th Business Day preceding the day on which such Canadian Re-allocation is to occur.

      Each written request or confirmation described in this section constitutes a "Re-allocation Notice" and must be made in the form and substance of the "Re-allocation Notice" attached hereto as Exhibit M, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrowers as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Re-allocation Notice, US Agent shall give Canadian Agent, each Tranche B Lender and each Canadian Lender prompt notice of the terms thereof. Each Re-allocation Notice shall be irrevocable and binding on Borrowers.

                         ARTICLE II - Letters of Credit

      Section 2.1. Letters of Credit. Subject to the terms and conditions hereof, US Borrower may during the Tranche A Commitment Period request US LC Issuer to issue one or more Letters of Credit, provided that, after taking such Letter of Credit into account:

      (a the Tranche A Facility Usage does not exceed the Tranche A Maximum Credit Amount at such time;

      (b the aggregate amount of US LC Obligations arising from Letters of Credit issued under this Agreement at such time does not exceed the US LC Sublimit;

      (c the expiration date of such Letter of Credit is prior to the end of the Tranche A Commitment Period;

      (d such Letter of Credit is to be used for general corporate purposes of US Borrower or one or more of its Subsidiaries;

      (e such Letter of Credit is not directly or indirectly used to assure payment of or otherwise support any Indebtedness of any Person other than Indebtedness of any Restricted Person permitted by this Agreement;

      (f the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject US LC Issuer to any cost which is not reimbursable under Article III;

      (g the form and terms of such Letter of Credit are acceptable to US LC Issuer in its reasonable discretion;

      (h all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

Subject to the terms and conditions set forth herein, US LC Issuer will, in reliance upon the agreements of the other Tranche A Lenders set forth in Section 2.3(b), honor any such request if the foregoing conditions (a) through (h) (in the following Section 2.2 called the "LC Conditions") have been met as of the date of issuance of such Letter of Credit. US LC Issuer may choose to honor any such request for any other Letter of Credit but has no obligation to do so and may refuse to issue any other requested Letter of Credit for any reason which US LC Issuer in its sole discretion deems relevant. Upon the execution and delivery of this Agreement by each of the parties hereto, any letters of credit issued under the Existing Agreement and outstanding as of the date hereof shall be deemed Letters of Credit issued hereunder as of the date hereof and shall be subject to the terms and conditions hereof, including without limitation US Borrower's reimbursement obligations under Section 2.3 and Lenders' participation obligations under Section 2.3.

      Section 2.2. Requesting Letters of Credit. US Borrower must make written application for any Letter of Credit at least three Business Days before the date on which US Borrower desires for US LC Issuer to issue such Letter of Credit. By making any such written application US Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.1 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing in the form and substance of Exhibit G, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by US LC Issuer and US Borrower). Two Business Days after the LC Conditions for a Letter of Credit have been met as described in Section 2.1 (or if US LC Issuer otherwise desires to issue such Letter of Credit), US LC Issuer will issue such Letter of Credit at US LC Issuer's office in Dallas, Texas. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

      Section 2.3. Reimbursement and Participations.

      (a Reimbursement by US Borrower. If the beneficiary of any Letter of Credit issued hereunder makes a draft or other demand for payment thereunder then Tranche A Loans that are US Base Rate Loans shall be made by Tranche A Lenders to US Borrower in the amount of such draft or demand notwithstanding the fact that one or more conditions precedent to the making of such US Base Rate Loans may not have been satisfied. Such US Base Rate Loans shall be made concurrently with US LC Issuer's payment of such draft or demand without any request therefor by US Borrower and shall be immediately used by US LC Issuer to repay the amount of the resulting Matured US LC Obligation.

      (b Participation by Lenders. US LC Issuer irrevocably agrees to grant and hereby grants to each Tranche A Lender, and to induce US LC Issuer to issue Letters of Credit hereunder, each Tranche A Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from US LC Issuer, on the terms and conditions hereinafter stated and for such Tranche A Lender's own account and risk, an undivided interest equal to such Tranche A Lender's Tranche A Percentage Share of US LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured US LC Obligation paid by US LC Issuer thereunder. Each Tranche A Lender unconditionally and irrevocably agrees with US LC Issuer that, if a Matured US LC Obligation is paid under any Letter of Credit issued hereunder for which US LC Issuer is not reimbursed in full, whether pursuant to Section 2.3(a) above or otherwise, such Tranche A Lender shall (in all circumstances and without set-off or counterclaim) pay to US LC Issuer on demand, in immediately available funds at US LC Issuer's address for notices hereunder, such Tranche A Lender's Tranche A Percentage Share of such Matured US LC Obligation (or any portion thereof which has not been reimbursed by US Borrower). Each Tranche A Lender's obligation to pay US LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Tranche A Lender to US LC Issuer pursuant to this subsection is paid by such Tranche A Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such Tranche A Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Tranche A Lender to US LC Issuer pursuant to this subsection is not paid by such Tranche A Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such Tranche A Lender, on demand, interest thereon calculated from such due date at the Default Rate.

      (c Distributions to Participants. Whenever US LC Issuer has in accordance with this section received from any Tranche A Lender payment of such Tranche A Lender's Tranche A Percentage Share of any Matured US LC Obligation, if US LC Issuer thereafter receives any payment of such Matured US LC Obligation or any payment of interest thereon (whether directly from US Borrower or by application of LC Collateral or otherwise, and excluding only interest for any period prior to US LC Issuer's demand that such Tranche A Lender make such payment of its Tranche A Percentage Share), US LC Issuer will distribute to such Tranche A Lender its Tranche A Percentage Share of the amounts so received by US LC Issuer; provided, however, that if any such payment received by US LC Issuer must thereafter be returned by US LC Issuer, such Tranche A Lender shall return to US LC Issuer the portion thereof which US LC Issuer has previously distributed to it.

      (d Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by US LC Issuer to US Borrower or any Tranche A Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof."

      Section 2.4. Letter of Credit Fees. In consideration of US LC Issuer's issuance of any Letter of Credit, US Borrower agrees to pay to US LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 12.5 Basis Points per annum multiplied by the face amount of such Letter of Credit, payable on the date of issuance, and (b) to US Agent, for the account of all Tranche A Lenders in accordance with their respective Tranche A Percentage Shares, a letter of credit issuance fee calculated by applying the Applicable Margin for Tranche A Loans to the face amount of all Letters of Credit outstanding on each day, payable in arrears on the last day of each Fiscal Quarter.

      Section 2.5. No Duty to Inquire.

      (a Drafts and Demands. US LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. US LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by US LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. US Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

      (b Extension of Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of any Restricted Person, or if the amount of any Letter of Credit is increased at the request of any Restricted Person, this Agreement shall be binding upon all Restricted Persons with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by US LC Issuer, US LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

      (c Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, US LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall US LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by US LC Issuer to any purported transferee or transferees as determined by US LC Issuer is hereby authorized and approved, and US Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

      Section 2.6. LC Collateral.

      (a US LC Obligations in Excess of US Maximum Credit Amount. If, after the making of all mandatory prepayments required under Section 1.6(b), the US LC Obligations outstanding under the US Agreement will exceed the Tranche A Maximum Credit Amount, then in addition to prepayment of the entire principal balance of the US Loans US Borrower will immediately pay to US LC Issuer an amount equal to such excess. US LC Issuer will hold such amount as security for the remaining US LC Obligations outstanding under the US Agreement (all such amounts held as security for US LC Obligations being herein collectively called "LC Collateral") and the other US Obligations, and such collateral may be applied from time to time to any Matured US LC Obligations or other US Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which US LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or US LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by US Borrower and any LC Collateral under Section 3.1.

      (b Acceleration of US LC Obligations. If the US Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless Tranche A Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Tranche A Required Lenders at any time), all US LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and US Borrower shall be obligated to pay to US LC Issuer immediately an amount equal to the aggregate US LC Obligations which are then outstanding.

      (c Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by US LC Issuer in such Investments as US LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured US LC Obligations or other US Obligations which are due and payable. When all US

Obligations have been satisfied in full, including all US LC Obligations, all Letters of Credit have expired or been terminated, and all of US Borrower's reimbursement obligations in connection therewith have been satisfied in full, US LC Issuer shall release any remaining LC Collateral. US Borrower hereby assigns and grants to US LC Issuer a continuing security interest in all LC Collateral paid by it to US LC Issuer, all Investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured US LC Obligations and the other US Obligations hereunder, each US Note, and the other US Loan Documents. US Borrower further agrees that US LC Issuer shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. When US Borrower is required to provide LC Collateral for any reason and fails to do so on the day when required, US LC Issuer may without notice to US Borrower or any other Restricted Person provide such LC Collateral (whether by transfers from other accounts maintained with US LC Issuer, or otherwise) using any available funds of US Borrower or any other Person also liable to make such payments.

                        ARTICLE III - Payments to Lenders

      Section 3.1. General Procedures. US Borrower will make each payment which it owes under the US Loan Documents to US Agent for the account of the Lender Party to whom such payment is owed, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Each such payment must be received by US Agent not later than 11:00 a.m., Dallas, Texas time, on the date such payment becomes due and payable. Any payment received by US Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the US Loan Document under which such payment is due. Each payment under a US Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of US Agent's US Note. When US Agent collects or receives money on account of the US Obligations, US Agent shall distribute all money so collected or received by 2:00 p.m. Dallas, Texas time on the Business Day received, if received by 11:00 a.m. Dallas, Texas time, otherwise on the day of deemed receipt, and each Lender Party shall apply all such money so distributed, as follows:

      (a first, for the payment of all US Obligations which are then due (and if such money is insufficient to pay all such US Obligations, first to any reimbursements due US Agent under Section 6.9 or 10.4, then to any reimbursement due any other Lender Party under Section 10.4, and then to the partial payment of all other US Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

      (b then for the prepayment of amounts owing under the US Loan Documents (other than principal on the US Notes) if so specified by US Borrower;


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

      (c then for the prepayment of principal on the US Notes, together with accrued and unpaid interest on the principal so prepaid; and

      (d last, for the payment or prepayment of any other US Obligations.

All payments applied to principal or interest on any US Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Sections 1.6 and 2.3. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by US Agent pro rata to each Lender Party then owed US Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to US LC Issuer for the purchase of a participation under Section 2.3(b) or to US Agent under
Section 9.8, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to US LC Issuer, or US Agent, respectively, to the extent of such unpaid payments, and US Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

      Section 3.2. Increased Cost and Reduced Return.

      (a If, after the date hereof, the adoption of any applicable Law, rule, or regulation, or any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender Party (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency:

            (i) shall subject such Lender Party (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any US Dollar Eurodollar Loans or Competitive Bid Loans, or its obligation to make US Dollar Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender Party (or its Applicable Lending Office) under this Agreement or its Note in respect of any US Dollar Eurodollar Loans or Competitive Bid Loans (other than taxes (including franchise taxes) imposed on the overall net income of such Lender Party by the jurisdiction in which such Lender Party has its principal office or such Applicable Lending Office);

            (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted US Dollar Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender Party (or its Applicable Lending Office), including the commitment of such Lender Party hereunder; or


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


            (iii) shall impose on such Lender Party (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its US Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender Party (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any US Dollar Eurodollar Loans or Competitive Bid Loans or to reduce any sum received or receivable by such Lender Party (or its Applicable Lending Office) under this Agreement or its US Notes with respect to any US Dollar Eurodollar Loans or Competitive Bid Loans, then US Borrower shall pay to such Lender Party on demand such amount or amounts as will compensate such Lender Party for such increased cost or reduction. If any Lender Party requests compensation by US Borrower under this Section 3.2(a), US Borrower may, by notice to such Lender Party (with a copy to US Agent), suspend the obligation of such Lender Party to make or continue US Loans of the Type with respect to which such compensation is requested, or to convert US Loans of any other Type into US Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.5 shall be applicable); provided that such suspension shall not affect the right of such Lender Party to receive the compensation so requested.

      (b If, after the date hereof, any Lender Party shall have determined that the adoption of any applicable Law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender Party or any corporation controlling such Lender Party as a consequence the obligations of such Lender Party hereunder to a level below that which such Lender Party or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand US Borrower shall pay such Lender Party such additional amount or amounts as will compensate such Lender Party for such reduction, but only to the extent that such Lender Party has not been compensated therefor by any increase in the Adjusted US Dollar Eurodollar Rate; provided that if such Lender Party fails to give notice to US Borrower of any additional costs within ninety (90) days after it has actual knowledge thereof, such Lender Party shall not be entitled to compensation for such additional costs incurred more than ninety (90) days prior to the date on which notice is given by such Lender Party.

      (c US LC Issuer and each Lender Party shall promptly notify US Borrower and US Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle US LC Issuer or such Lender Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender Party, be otherwise disadvantageous to it. US LC Issuer or any Lender Party claiming compensation under this Section shall furnish to US Borrower and US Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest


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

error. In determining such amount, US LC Issuer or such Lender Party shall act in good faith and may use any reasonable averaging and attribution methods.

      Section 3.3. Limitation on Types of US Loans. If on or prior to the first day of any Eurodollar Interest Period for any US Dollar Eurodollar Loan:

      (a US Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the US Dollar Eurodollar Rate for such Eurodollar Interest Period; or

      (b US Required Lenders determine (which determination shall be conclusive) and notify US Agent that the Adjusted US Dollar Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding US Dollar Eurodollar Loans or for such Eurodollar Interest Period;

      then US Agent shall give US Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lender Parties shall be under no obligation to make additional US Dollar Eurodollar Loans, continue US Dollar Eurodollar Loans or convert US Base Rate Loans into US Dollar Eurodollar Loans, and US Borrower shall, on the last day(s) of the then current Eurodollar Interest Period(s) for the outstanding US Dollar Eurodollar Loans, either prepay such US Loans or convert such US Loans into US Base Rate Loans in accordance with the terms of this Agreement.

      Section 3.4. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender Party or its Applicable Lending Office to make, maintain, or fund US Dollar Eurodollar Loans hereunder, then such Lender Party shall promptly notify US Borrower thereof and such Lender Party's obligation to make or continue US Dollar Eurodollar Loans and to convert US Base Rate Loans into US Dollar Eurodollar Loans shall be suspended until such time as such Lender Party may again make, maintain, and fund US Dollar Eurodollar Loans (in which case the provisions of Section 3.5 shall be applicable).

      Section 3.5. Treatment of Affected US Loans. If the obligation of any Lender Party to make a particular Type of Loan or to continue, or to convert US Loans of any other Type into, US Loans of a particular Type shall be suspended pursuant to Sections 3.2, 3.3 or 3.4 hereof (US Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender Party's Affected Loans shall be automatically converted into US Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 3.4 hereof, on such earlier date as such Lender Party may specify to US Borrower with a copy to US Agent) and, unless and until such Lender Party gives notice as provided below that the circumstances specified in Sections 3.2, 3.3 or 3.4 hereof that gave rise to such Conversion no longer exist:

      (a to the extent that such Lender Party's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender Party's Affected Loans shall be applied instead to its US Base Rate Loans; and


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

      (b all US Loans that would otherwise be made or continued by such Lender Party as US Loans of the Affected Type shall be made or continued instead as US Base Rate Loans, and all US Loans of such Lender Party that would otherwise be converted into US Loans of the Affected Type shall be converted instead into (or shall remain as) US Base Rate Loans.

If such Lender Party gives notice to US Borrower (with a copy to US Agent) that the circumstances specified in Section 3.2, 3.3 or 3.4 hereof that gave rise to the Conversion of such Lender Party's Affected Loans pursuant to this Section no longer exist (which such Lender Party agrees to do promptly upon such circumstances ceasing to exist) at a time when US Loans of the Affected Type made by other Lender Parties are outstanding, such Lender Party's US Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding US Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all US Loans held by the Lender Parties holding US Loans of the Affected Type and by such Lender Party are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their Percentage Shares of the US Maximum Credit Amount.

      Section 3.6. Compensation. Upon the request of any Lender Party, US Borrower shall pay to such Lender Party such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender Party) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

      (a any payment, prepayment, or Conversion of a US Loan (other than a US Base Rate Loan) for any reason, whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise, on a date other than the last day of the Interest Period for such US Loan; or

      (b any failure by US Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article IV to be satisfied) to borrow, convert, continue, or prepay a US Loan (other than a US Base Rate Loan) on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

      Section 3.7. Change of Applicable Lending Office. Each Lender Party agrees that, upon the occurrence of any event giving rise to the operation of Sections
3.2 through 3.5 with respect to such Lender Party, it will, if requested by US Borrower, use reasonable efforts (subject to overall policy considerations of such Lender Party) to designate another Applicable Lending Office, provided that such designation is made on such terms that such Lender Party and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section. Nothing in this section shall affect or postpone any of the obligations of US Borrower or the rights of any Lender Party provided in Sections 3.2 through 3.5.

      Section 3.8. Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.5, or if a US Borrower is required to increase any such payment under Section 3.9, then within ninety days thereafter -- provided no Event of


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

Default then exists -- US Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its US Loans, US Notes, US LC Obligations, Canadian Advances, Canadian Notes, Canadian LC Obligations and its commitments hereunder and under the Canadian Agreement to an Eligible Assignee reasonably acceptable to all Borrowers, provided that: (a) all Obligations of Borrowers owing to such Lender Party being replaced (including such increased costs, but excluding principal and accrued interest on the US Notes and the Canadian Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (b the replacement Eligible Assignee shall purchase the foregoing by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment US Borrower, US Agent, such Lender Party and the replacement Eligible Assignee shall otherwise comply with Section 10.5. Notwithstanding the foregoing rights of US Borrower under this section, however, US Borrower may not replace any Lender Party which seeks reimbursement for increased costs under Section 3.2 through 3.5 unless US Borrower is at the same time replacing all Lender Parties which are then seeking such compensation. In connection with any such replacement of a Lender Party, US Borrower shall pay all costs that would have been due to such Lender Party pursuant to Section 3.6 if such Lender Party's US Loans had been prepaid at the time of such replacement.

      Section 3.9. Taxes. (a) Any and all payments by US Borrower to or for the account of any Lender Party, US Agent or US LC Issuer hereunder or under any other US Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Lender Party (or its Applicable Lending Office) is organized or is a resident for tax purposes or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter in this section 3.9 referred to as "Taxes"). If US Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other US Loan Document to any Lender Party, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) US Borrower shall make such deductions, and
(iii) US Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

      (b In addition, US Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other US Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other US Loan Document (hereinafter in this Section 3.9 referred to as "Other Taxes").

      (c US Borrower agrees to indemnify each Lender Party, US Agent and US LC Issuer for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this section) paid by such


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

Lender Party or US Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

      (d Each Lender Party organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender Party listed on the signature pages hereof and on or prior to the date on which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by US Borrower or US Agent (but only so long as such Lender Party remains lawfully able to do so), shall provide US Borrower and US Agent with a properly executed (i) Internal Revenue Service Form W-8 BEN, or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or any successor form prescribed by the Internal Revenue Service certifying to such Lender Party's foreign status, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender Party is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other US Loan Documents.

         (e For any period with respect to which a Lender Party has failed to provide US Borrower and US Agent with the appropriate form pursuant to Section 3.9(d) (unless such failure is due to a change in treaty, Law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender Party shall not be entitled to receive any additional amounts or to indemnification under Sections 3.9(a), 3.9(b) or 3.9(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender Party, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, US Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes. Further, US Borrower shall not be required to indemnify such Lender Party for any withholding taxes which US Borrower is required to withhold and remit in respect of any principal, interest or other amount paid or payable by US Borrower to or for account of any Lender Party hereunder or under any other US Loan Document.

      (f If US Borrower is required to pay additional amounts to or for the account of any Lender Party pursuant to this Section, then such Lender Party will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender Party, is not otherwise disadvantageous to such Lender Party and in the event Lender Party is reimbursed for an amount paid by US Borrower pursuant to this Section, it shall promptly return such amount to US Borrower.

      (g Within thirty (30) days after the date of any payment of Taxes, US Borrower shall furnish to US Agent the original or a certified copy of a receipt evidencing such payment.

      (h Without prejudice to the survival of any other agreement of US Borrower hereunder, the agreements and obligations of US Borrower contained in this section shall survive the termination of the Tranche A Commitment Period and the Tranche B Revolving Period and the payment in full of the US Notes.

      Section 3.10. Currency Conversion and Currency Indemnity.

      (a Restricted Persons shall make payment relative to any US Obligation in the currency (the "Agreed Currency") in which the US Obligation was incurred. If any payment is received on account of any US Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of such Restricted Person or otherwise howsoever), such payment shall constitute a discharge of the liability of a Restricted Person hereunder and under the other US Loan Documents in respect of such US Obligation only to the extent of the amount of the Agreed Currency which the relevant Lender Parties are able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

      (b If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event each Restricted Person shall be obligated to pay the Lender Parties any deficiency in accordance with Section 3.10(c). For the foregoing purposes "rate of exchange" means the rate at which the relevant Lender Parties, as applicable, in accordance with their normal banking procedures are able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

      (c If (i) any Lender Party receives any payment or payments on account of the liability of a Restricted Person hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Lender Party is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such US Obligations immediately prior to such judgment or order, then US Borrower on demand shall, and US Borrower hereby agrees to, indemnify and save such Lender Party harmless from and against any loss, cost or expense arising out of or in connection with such deficiency. The agreement of indemnity provided for in this
Section 3.10(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender Parties or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

                  ARTICLE IV - Conditions Precedent to Lending

      Section 4.1. Conditions Precedent to all US Loan and Letters of Credit. No Lender has any obligation to make any US Loan (including its first), and US LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

      (a All representations and warranties made by any Restricted Person in any US Loan Document shall be true on and as of the date of such US Loan or the date of issuance of such Letter of Credit (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder) as if such representations and warranties had been made as of the date of such US Loan or the date of issuance of such Letter of Credit.

      (b No Default shall exist at the date of such US Loan or the date of issuance of such Letter of Credit.

                   ARTICLE V - Representations and Warranties

      To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, US Borrower represents and warrants to each Lender that:

      Section 5.1. No Default. No event has occurred and is continuing which constitutes a Default.

      Section 5.2. Organization and Good Standing. Each of US Borrower and the Material Subsidiaries is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each of US Borrower and the Material Subsidiaries is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where failure to so qualify would not have a Material Adverse Effect. Each of US Borrower and the Material Subsidiaries has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable except where failure to so qualify would not have a Material Adverse Effect.

      Section 5.3. Authorization. US Borrower and Canadian Borrowers have duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it


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
is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. US Borrower is duly authorized to borrow funds hereunder.

      Section 5.4. No Conflicts or Consents. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of any Restricted Person, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness owed by any Restricted Person which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

      Section 5.5. Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

      Section 5.6. Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) that has not been disclosed to each Lender in writing which would reasonably be expected to have a Material Adverse Effect.

      Section 5.7. Litigation. Except as disclosed in the Initial Financial Statements, in the financial statements delivered to Agent and Lenders pursuant to Section 6.2, in the Disclosure Schedule or in a Disclosure Report, there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person before any Tribunal which would reasonably be expected to have a Material Adverse Effect, and there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person which would reasonably be expected to have a Material Adverse Effect.

      Section 5.8. ERISA Plans and Liabilities. All currently existing ERISA Plans and Multiemployer Plans are listed in the Disclosure Schedule or in a Disclosure Report. Except as disclosed in the Initial Financial Statements, in the Disclosure Schedule or in a Disclosure Report, no Termination Event has occurred with respect to any ERISA Plan or any Multiemployer Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. Except as set forth in the Disclosure Statement or in a Disclosure Report, (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, (ii) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would not reasonably be expected to exceed US $250,000,000, and (iii) the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the most recently ended plan year of each such Plan, exceed US $250,000,000.

      Section 5.9. Environmental and Other Laws. Except as disclosed in the Disclosure Schedule: (a) Restricted Persons are conducting their businesses in material compliance with all applicable Laws, including Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply would not reasonably be expected to have a Material Adverse Effect; (b) none of the operations or properties of any Restricted Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action would not reasonably be expected to have a Material Adverse Effect; and (c) no Restricted Person (and to the best knowledge of US Borrower, no other Person) has filed any notice under any Law indicating that any Restricted Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any Restricted Person, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

      Section 5.10. US Borrower's Subsidiaries. US Borrower does not presently have any Material Subsidiary except those listed in the Disclosure Schedule or in a Disclosure Report (it being understood that inclusion of a Subsidiary on the Disclosure Schedule does not mean that such Subsidiary is a Material Subsidiary). US Borrower owns, directly or indirectly, the equity interest in each of its Material Subsidiaries which is indicated in the Disclosure Schedule or in a Disclosure Report.

      Section 5.11. Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted

Person's business except to the extent failure to have such title would not have a Material Adverse Effect. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter except to the extent failure to possess such licenses, permits, franchises, and intellectual property would not have a Material Adverse Effect, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property except to the extent any such violation would not have a Material Adverse Effect.

      Section 5.12. Government Regulation. Neither US Borrower nor any other Restricted Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

      Section 5.13. Solvency. Upon giving effect to the issuance of the US Notes, the execution of the US Loan Documents by US Borrower and the consummation of the transactions contemplated hereby, US Borrower will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws).

                ARTICLE VI - Affirmative Covenants of US Borrower

      To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, US Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless US Required Lenders have previously agreed otherwise:

      Section 6.1. Payment and Performance. US Borrower will pay all amounts due under the US Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the US Loan Documents. US Borrower will cause each other Restricted Person to observe, perform and comply with every such term, covenant and condition in any Loan Document.

      Section 6.2. Books, Financial Statements and Reports. Each Restricted Person will at all times maintain full and accurate books of account and records. US Borrower will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Lender Party at US Borrower's expense:

      (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, complete Consolidated financial statements of US Borrower together with all notes thereto, prepared in reasonable detail in accordance with US GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick L.L.P., or other independent certified public accountants selected by US Borrower and acceptable to US Agent, stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and Consolidated statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within ninety (90) days after the end of each Fiscal Year US Borrower will furnish to US Agent and each Lender a certificate in the form of Exhibit D signed by the President, Senior Vice President - Finance, Treasurer or Vice President - Accounting of US Borrower, stating that such financial statements are accurate and complete, stating that such Person has reviewed the US Loan Documents, containing all calculations required to be made to show compliance or non-compliance with the provisions of Section 7.8, and further stating that there is no condition or event at the end of such Fiscal Year or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

      (b) As soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter, US Borrower's Consolidated and consolidating balance sheet and income statement as of the end of such Fiscal Quarter and a Consolidated statement of cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with US GAAP, subject to changes resulting from normal year-end adjustments. In addition US Borrower will, together with each such set of financial statements, furnish a certificate in the form of Exhibit D signed by the President, Senior Vice President - Finance, Treasurer or Vice President - Accounting of US Borrower stating that such financial statements are accurate and complete (subject to normal year-end adjustments), stating that such Person has reviewed the US Loan Documents, containing all calculations required to be made by US Borrower to show compliance or non-compliance with the provisions of Section 7.8 and further stating that there is no condition or event at the end of such Fiscal Quarter or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

      (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by any Restricted Person to its stockholders and all registration statements, periodic reports and other statements and schedules filed by any Restricted Person with any securities exchange, the Securities and Exchange Commission or any similar Governmental Authority, including any information or estimates with respect to US Borrower's oil and gas business (including its exploration, development and production activities) which are required to be furnished in US Borrower's annual report pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

      Section 6.3. Other Information and Inspections. Each Restricted Person will furnish to each Lender any information which US Agent may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Restricted Persons' businesses and operations. Each Restricted Person will permit representatives appointed by US Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect upon prior written notice during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit US Agent or its representatives to investigate and verify the accuracy of the information furnished to US Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives.

      Section 6.4. Notice of Material Events. US Borrower will promptly notify each Lender in writing, stating that such notice is being given pursuant to this Agreement, of:

      (a) the occurrence of any event which would have a Material Adverse
Effect,

      (b) the occurrence of any Default,

      (c) the acceleration of the maturity of any Indebtedness owed by any Restricted Person having a principal balance of more than US $150,000,000, or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default would have a Material Adverse Effect,

      (d) the occurrence of any Termination Event which could reasonably be expected to cause (i) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans to exceed US $250,000,000, or (ii) the aggregate Liabilities of the ERISA Affiliates to ERISA Plans to exceed $250,000,000,

      (e) any claim of US $250,000,000 or more, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties, and

      (f) the filing of any suit or proceeding against any Restricted Person in which an adverse decision would reasonably be expected to have a Material Adverse Effect.

      Section 6.5. Maintenance of Properties. Each Restricted Person will maintain, preserve, protect, and keep all property used or useful in the conduct of its business in good condition, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

      Section 6.6. Maintenance of Existence and Qualifications. Each Restricted Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not have a Material Adverse Effect.

      Section 6.7. Payment of Trade Liabilities, Taxes, etc. Each Restricted Person will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; and (c) maintain appropriate accruals and reserves for all of the foregoing in accordance with US GAAP. Each Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

      Section 6.8. Insurance. Each Restricted Person will keep or cause to be kept insured in accordance with industry standards by financially sound and reputable insurers, its surface equipment and other property of a character usually insured by similar Persons engaged in the same or similar businesses.

      Section 6.9. Performance on US Borrower's Behalf. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any US Loan Document, US Agent may pay the same, and shall use its best efforts to give at least five (5) Business Days notice to US Borrower prior to making any such payment; provided, however, that any failure by US Agent to so notify US Borrower shall not limit or otherwise impair US Agent's ability to make any such payment. US Borrower shall immediately reimburse US Agent for any such payments and each amount paid by US Agent shall constitute an US Obligation owed hereunder which is due and payable on the date such amount is paid by US Agent.

      Section 6.10. Interest. US Borrower hereby promises to each Lender Party to pay interest at the Default Rate applicable to Base Rate Loans on all US Obligations (including US Obligations to pay fees or to reimburse or indemnify any Lender) which US Borrower has in this Agreement promised to pay to such Lender Party and which are not paid when due. Such interest shall accrue from the date such US Obligations become due until they are paid.

      Section 6.11. Compliance with Law. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

      Section 6.12. Environmental Matters.

      (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

      (b) US Borrower will promptly furnish to US Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by US Borrower, or of which it has notice, pending or threatened against any Restricted Person, by any Governmental Authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business which involve a potential liability or claim in excess of US $250,000,000.

      Section 6.13. Bank Accounts; Offset. US Borrower hereby agrees that each US Lender shall have the right to offset (which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise) (a) any and all moneys, securities or other property (and the proceeds therefrom) of US Borrower now or hereafter held or received by or in transit to any US Lender for the account of US Borrower, (b) any and all deposits (general or special, time or demand, provisional or final) of US Borrower with any US Lender, (c) any other credits and balances of US Borrower at any time existing against any US Lender, including claims under certificates of deposit, and (d) any indebtedness owed or payable by any Lender to US Borrower at any time against US Obligations due to it that have not been paid when due. At any time and from time to time after the occurrence of any Event of Default and during the continuance thereof, each Lender is hereby authorized to offset against the US Obligations then due and payable to it (in either case without notice to US Borrower), any and all items hereinabove referred to. To the extent that US Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to US Borrower for the account of, third party royalty or joint interest owners.

                 ARTICLE VII - Negative Covenants of US Borrower

      To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower, and to induce each Lender to enter into this Agreement and make the US Loans, US Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless US Required Lenders have previously agreed otherwise:

      Section 7.1. Indebtedness. No Restricted Subsidiary will in any manner owe or be liable for Indebtedness except:

      (a) the Canadian Obligations.

      (b) capital lease obligations (excluding oil, gas or mineral leases) entered into in the ordinary course of such Restricted Person's business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects, provided that such capital lease obligations required to be paid in any Fiscal Year do not in the aggregate exceed US $50,000,000 for all Restricted Subsidiaries.

      (c) unsecured Liabilities owed among the Restricted Persons; provided that Liabilities owed by any Restricted Subsidiary (other than Canadian Borrower) to US Borrower may be secured by any and all assets of such Restricted Subsidiary.

      (d) guaranties by one Restricted Person of Liabilities owed by another Restricted Person, if such Liabilities either (i) are not Indebtedness, or (ii) are allowed under subsections (a), (b) or (c) of this Section 7.1.

      (e) Indebtedness of the Restricted Persons for plugging and abandonment bonds or for letters of credit issued by any Lender in place thereof which are required by regulatory authorities in the area of operations, and Indebtedness of the Restricted Persons for other bonds or letters of credit issued by any Lender which are required by such regulatory authorities with respect to other normal oil and gas operations.

      (f) non-recourse Indebtedness as to which no Restricted Person (i) provides any guaranty or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable (as a guarantor or otherwise); provided, that after giving effect to such Indebtedness outstanding from time to time, US Borrower is not in violation of Section 7.8.

      (g) Indebtedness that is subordinated to the US Obligations and the Canadian Obligations on terms acceptable to US Required Lenders.

      (h) Indebtedness in the approximate amount of C $3,459,000 owed to Indeck Gas Supply Corporation by Northstar Energy pursuant to a Gas Sales and Purchase Agreement dated as of March 9, 1989, as heretofore or hereafter amended from time to time.

      (i) Acquired Debt.

      (j) Indebtedness under Hedging Contracts.

      (k) Indebtedness relating to the surety bond and letter of credit obligations (including replacements thereof) listed on Schedule 2 and Indebtedness relating to the undrawn amount of surety bonds and letters of credit (exclusive of the surety bonds and letter of credit obligations listed on Schedule 2 and replacements thereof) incurred in the ordinary course of business not to exceed 2% of Consolidated Assets at any time.

      (l) Indebtedness arising under the Devon Trust Securities.

      (m) (1) Indebtedness in an aggregate principal amount not to exceed US $3,600,000,000 owed by Devon Financing ULC, and (2) other Indebtedness of Devon Financing ULC with respect to guaranties of Indebtedness of US Borrower, to the extent US Borrower is in compliance with the terms of Section 7.8 at the time such guaranties are executed and delivered, provided that in each case, the Devon Financing ULC

Guaranties remain valid, binding and enforceable obligations of Devon Financing ULC or, if the Devon Financing ULC Guaranties have been terminated, replacement guaranty agreements on the same terms are executed by Devon Financing ULC and delivered to Canadian Agent and US Agent, respectively, pursuant to the Canadian Agreement and the US Agreement (along with documents similar to those specified in Section 4.1(d)(i), (e) and (g) with respect to Devon Financing ULC).

      (n) Indebtedness outstanding on the Closing Date or thereafter incurred pursuant to funding commitments in existence on the Closing Date and listed in
Schedule 3 hereto, as the same may be amended, supplemented or modified from time to time or extended, renewed, restructured, refinanced or replaced, so long as no Restricted Subsidiary increases the aggregate principal amount thereof for which such Restricted Subsidiary is then or may thereafter become liable.

      (o) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not otherwise permitted in subsections (a) through (n) which do not in the aggregate exceed US $400,000,000 in principal amount at any one time outstanding.

      Section 7.2. Limitation on Liens. Except for Permitted Liens, no Restricted Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires. No Restricted Person will allow the filing or continued existence of any financing statement describing as collateral any assets or property of such Restricted Person, other than financing statements which describe only collateral subject to a Lien permitted under this section and which name as secured party or lessor only the holder of such Lien.

      Section 7.3. Limitation on Mergers. No Restricted Person will merge or consolidate with or into any other Person except that any Restricted Subsidiary of US Borrower may be merged into or consolidated with (a) another Subsidiary of US Borrower so long as the surviving business entity of such merger or consolidation is a Restricted Subsidiary; provided that if Devon Financing ULC is merged or consolidated with or into another Restricted Subsidiary, the surviving entity (if other than Devon Financing ULC) shall execute and deliver to US Agent and Canadian Agent, respectively, guaranties on the same terms as the Devon Financing ULC Guaranties unless at the time thereof the Devon Financing ULC Guaranties are or have been released or terminated in accordance with their terms, or (b) US Borrower, so long as US Borrower is the surviving business entity.

      Section 7.4. Limitation on Issuance of Securities by Subsidiaries of US Borrower; Ownership of certain Restricted Subsidiaries by US Borrower.

      (a) No Restricted Subsidiary of US Borrower will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to US Borrower or another Restricted Person which is a wholly-owned direct or indirect Subsidiary of US Borrower unless (i) such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and (ii) such securities are convertible into the common or similar securities of US Borrower and/or may be redeemed in cash at the option of the Restricted Person that issued such securities. In addition, (A) Northstar Energy may issue

"Exchangeable Shares" (as defined in the Articles of Amalgamation of Northstar Energy and in this section called "Exchangeable Shares") upon the terms specified in the Articles of Amalgamation of Northstar Energy as in effect on January 1, 2001, (B) Devon Canada may issue exchangeable shares upon substantially the same terms as such Exchangeable Shares, (C) Northstar Energy may issue stock options to its employees from time to time to acquire such Exchangeable Shares, provided that such options are granted under a stock option plan of either Canadian Borrower and/or US Borrower, and (D) Devon Trust may issue common securities to US Borrower and the Devon Trust Securities.

      (b) US Borrower will at all times own, directly or indirectly, 100% of the partnership interests in Devon Energy Production Company, L.P., 100% of the outstanding shares of common stock of Devon SFS, Northstar Energy and Devon Canada, and 100% of the outstanding common securities of Devon Trust.

      Section 7.5. Reserved.

      Section 7.6. Transactions with Affiliates. No Restricted Person will engage in any material transaction with any of its Affiliates on terms which are less favorable in any material respect to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions among US Borrower and the other Restricted Persons that are wholly-owned, directly or indirectly, by US Borrower.

      Section 7.7. Prohibited Contracts; ERISA. Except as expressly provided for in the US Loan Documents, the Support Agreement dated December 10, 1998 between US Borrower and Northstar Energy, the Santa Fe Snyder Indentures, and documents and instruments evidencing or governing Indebtedness (or commitments with respect thereto) listed on Schedule 7.1 or other Acquired Debt, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person that is a Subsidiary of US Borrower to pay dividends or make other distributions to US Borrower, to redeem equity interests held in it by US Borrower, to repay loans and other indebtedness owing by it to US Borrower, or to transfer any of its assets to US Borrower.

      Section 7.8. Funded Debt to Total Capitalization. The ratio of US Borrower's Consolidated Total Funded Debt to US Borrower's Total Capitalization will not exceed (i) seventy percent (70%) at the end of any Fiscal Quarter ending on or before June 30, 2002, or (ii) sixty-five percent (65%) at the end of any Fiscal Quarter thereafter.

      Section 7.9. Devon Trust; Devon Trust Securities. Devon Trust is a Restricted Person and shall exist for the exclusive purposes of issuing the Devon Trust Securities, investing the gross proceeds of the Devon Trust Securities in the Subordinated US Borrower Debentures and engaging in only those other activities necessary or incidental thereto. US Borrower shall exercise its option to defer interest payments on the Subordinated US Borrower Debentures rather than default on such interest payments. Devon Trust shall not be dissolved without prior written notice by US Borrower to Lenders. Devon Trust shall not redeem the Devon Trust

Securities prior to their stated maturity, and US Borrower shall not prepay or redeem the Subordinated US Borrower Debentures prior to their stated maturity, unless both immediately before and immediately after any such proposed prepayment or redemption, US Borrower is in compliance with Section 7.8 and no Default under Section 8.1(a), 8.1(f) or 8.1(h) is continuing.

                  ARTICLE VIII - Events of Default and Remedies

      Section 8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

      (a) Any Restricted Person fails to pay any principal component of any US Obligation when due and payable or fails to pay any other US Obligation within three (3) days after the date when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

      (b) Any "default" or "event of default" occurs under any US Loan Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

      (c) Any Restricted Person fails (other than as referred to in subsections
(a) or (b) above) to (i) duly comply with Section 1.4 or Section 7.4(b) of the US Agreement or (ii) duly observe, perform or comply with any other covenant, agreement, condition or provision of any US Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by US Agent to US Borrower;

      (d) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any US Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made provided that if such falsity or lack of correctness is capable of being remedied or cured within a 30-day period, US Borrower shall (subject to the other provisions of this Section 8.1) have a period of 30 days after written notice thereof has been given to US Borrower by US Agent within which to remedy or cure such lack of correctness; or this Agreement, any US Note, or the Guaranty executed by US Guarantor is asserted to be or at any time ceases to be valid, binding and enforceable in any material respect as warranted in Section 5.5 for any reason other than its release or subordination by US Agent;

      (e) Any Restricted Person fails to duly pay any Indebtedness in excess of US $150,000,000 constituting principal or interest owed by it with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, other than a breach or default described in clause (i) above, and any such failure, breach or default results in the acceleration of such Indebtedness; provided that notwithstanding any provision of this subsection (e) to the contrary, to the extent that the terms of any such agreement or instrument governing the sale, pledge or disposal of Margin Stock or utilization of the proceeds of such Indebtedness in connection therewith would result in such acceleration and in a Default or an Event of Default under this Agreement, and would cause this Agreement or any US Loan to be subject to the margin requirements or any other restriction under Reg U, then such acceleration shall not constitute a Default or Event of Default under this subsection (e);

      (f) Either of the following occurs: (i) a Termination Event occurs and the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would reasonably be expected to exceed US $250,000,000, or (ii) a Termination Event occurs and the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) would reasonably be expected to exceed US $250,000,000;

      (g) Any Change of Control occurs;

      (h) US Borrower, US Guarantor or any other Restricted Person having assets with a book value of at least US $250,000,000:

            (i) suffers the entry against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of thirty days; or

            (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

            (iii) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its property in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within thirty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

            (iv) suffers the entry against it of a final judgment for the payment of money in an amount that exceeds (x) the valid and collectible insurance in respect thereof or (y) the amount of an indemnity with respect thereto reasonably acceptable to the US Required Lenders by US $250,000,000 or more, unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

            (v) suffers a writ or warrant of attachment or similar process to be issued by any Tribunal against all or any part of its property having a book value of at least US $250,000,000, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside; and

      (i) Any "Event of Default" occurs under the Canadian Agreement.

Upon the occurrence of an Event of Default described in subsection (h)(i),
(h)(ii) or (h)(iii) of this section with respect to US Borrower, all of the US Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by US Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further US Loans, any obligation of US LC Issuer to issue Letters of Credit hereunder, and any obligation of US Swing Lender to make any further US Swing Loans shall be permanently terminated. During the continuance of any other Event of Default, US Agent at any time and from time to time may (and upon written instructions from US Required Lenders, US Agent shall), without notice to US Borrower or any other Restricted Person, do either or both of the following: (1) terminate any obligation of Lenders to make US Loans hereunder, any obligation of US LC Issuer to issue Letters of Credit hereunder, and any obligation of US Swing Lender to make US Swing Loans hereunder, and (2) declare any or all of the US Obligations immediately due and payable, and all such US Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by US Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

      Section 8.2. Remedies. If any Event of Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the US Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any US Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the US Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the US Loan Documents or at Law or in equity.

                              ARTICLE IX - US Agent

      Section 9.1. Appointment, Powers, and Immunities.

      (a) Each Lender hereby irrevocably appoints and authorizes US Agent to act as its agent under this Agreement and the other US Loan Documents with such powers and discretion as are specifically delegated to US Agent by the terms of this Agreement and the other US Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent-Related Persons: (i) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be trustees or fiduciaries for any Lender; (ii) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Restricted Person or any other Person to perform any of its obligations thereunder; (iii) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Restricted Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Restricted Person or any of its Subsidiaries or Affiliates or for the failure of any Restricted Person or Lender Party to perform its obligations under any Loan Document; (iv) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (v) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the number of Lenders herein specified with respect to a particular action shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. US Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to US Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

      (b) US LC Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the US Agent may agree at the request of the Required Lenders to act for US LC Issuer with respect thereto; provided, however, that US LC Issuer shall have all of the benefits and immunities (i) provided to the US Agent in this Article IX with respect to any acts taken or omissions suffered by US LC Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "US Agent" as used in this Article IX included US LC Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to US LC Issuer.

      Section 9.2. Reliance by US Agent. US Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Restricted Person), independent accountants, and other experts selected by US Agent. US Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until US Agent receives and accepts an Assignment and Assumption executed in accordance with Section 10.6 hereof. US Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Tranche A Required Lenders, Tranche B Required Lenders, US Required Lenders, US Majority Lenders or all Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and participants. Where this Agreement expressly permits or prohibits an action unless the Tranche A Required Lenders, Tranche B Required Lenders, US Required Lenders, US Majority Lenders or all Lenders otherwise determine, the US Agent shall, and in all other instances, the US Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

      (b) For purposes of determining compliance with the conditions specified in Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by US Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender; provided, however, that US Agent shall not be required to take any action that exposes US Agent to personal liability or that is contrary to any Loan Document or applicable Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

      Section 9.3. Defaults. US Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless US Agent has received written notice from a Lender or US Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that US Agent receives such a notice of the occurrence of a Default or Event of Default, US Agent shall give prompt notice thereof to the Lenders. US Agent shall (subject to Section 9.1 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the US Required Lenders. Notwithstanding the foregoing, unless and until US Agent shall have received such directions, US Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

      Section 9.4. Rights as Lender. With respect to its Percentage Share of the US Maximum Credit Amount and the US Loans made by it, US Agent (and any successor acting as US Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as US Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include US Agent in its individual capacity. US Agent (and any successor acting as US Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make Investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Restricted Person or any of its Subsidiaries or Affiliates as if it were not acting as US Agent, and US Agent (and any successor acting as US Agent) and its Affiliates may accept fees and other consideration from any Restricted Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

      Section 9.5. Indemnification. The Lenders agree to indemnify each Agent-Related Person (to the extent not reimbursed under Section 10.4 hereof, but without limiting the obligations of US Borrower under such section) ratably in accordance with their respective Percentage Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against US Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by US Agent under any Loan Document (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF US AGENT); provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified, and provided further that no action taken in accordance with the directions of the number of Lenders herein specified with respect to a particular action shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender agrees to reimburse US Agent promptly upon demand for its ratable share of any costs or expenses payable by US Borrower under Section 10.4, to the extent that US Agent is not promptly reimbursed for such costs and expenses by US Borrower. The agreements contained in this section shall survive payment in full of the US Loans and all other amounts payable under this Agreement.

      Section 9.6. Non-Reliance on US Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on US Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of US Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon US Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the US Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by US Agent hereunder, US Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Restricted Person or any of its Subsidiaries or Affiliates that may come into the possession of US Agent or any of its Affiliates.

      Section 9.7. Administrative Agent in its Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Restricted Persons and their respective Affiliates as though Bank of

America were not the US Agent or the US LC Issuer hereunder and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Restricted Person or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Restricted Person or such Affiliate) and acknowledge that the US Agent shall be under no obligation to provide such information to them. With respect to its US Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the US Agent or the US LC Issuer, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

      Section 9.8. Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under US Loan Documents or rights of banker's lien, set off, or counterclaim against US Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by US Agent under
Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by US Agent and distributed pursuant to
Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that US Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. US Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest, may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal order to be paid on account of the possession of such funds prior to such recovery.

      Section 9.9. Investments. Whenever US Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever US Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, US Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If US Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if US Agent is otherwise required to invest funds pending distribution to Lender Parties, US Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by US Agent for distribution to Lender Parties (other than to the Person who is US Agent in its separate capacity as a Lender Party) shall be held by US Agent pending such distribution solely as US Agent for such Lender Parties, and US Agent shall have no equitable title to any portion thereof.

      Section 9.10. Benefit of Article IX. The provisions of this Article (other than the following Section 9.11) are intended solely for the benefit of Lender Parties, and no Restricted

Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender. Lender Parties may waive or amend such provisions as they desire without any notice to or consent of US Borrower or any Restricted Person.

      Section 9.11. Resignation. US Agent may resign at any time by giving written notice thereof to Lenders and US Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation, US Required Lenders shall have the right to appoint a successor US Agent and if no Default or Event of Default has occurred and is continuing, US Required Lenders shall obtain the consent of US Borrower. A successor must be appointed for any retiring US Agent, and such US Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring US Agent's resignation, no successor US Agent has been appointed and has accepted such appointment, then the retiring US Agent may appoint a successor US Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof and if no Default or Event of Default has occurred and is continuing, retiring US Agent shall obtain the consent of US Borrower. Upon the acceptance of any appointment as US Agent hereunder by a successor US Agent, the retiring US Agent shall be discharged from its duties and obligations under this Agreement and the other US Loan Documents. After any retiring US Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was US Agent under the US Loan Documents.

      Section 9.12. Lenders to Remain Pro Rata. It is the intent of all parties hereto that the pro rata share of each Lender in the Tranche B Loans and in the Canadian Obligations and the related rights and obligations of such Lender under the Loan Documents shall be substantially the same at all times during the term of this Agreement. Accordingly, the initial Tranche B Percentage Share of each Tranche B Lender in the Tranche B Maximum Credit Amount will be the same as the initial Percentage Share of such Lender in the Canadian Maximum Credit Amount. All subsequent assignments and adjustments of the interests of the Tranche B Lenders in the Tranche B Facility and the Canadian Obligations will be made so as to maintain such a pro rata arrangement; provided that for the purposes of determining these pro rata shares, any Percentage Share held by any Lender's Affiliates shall be included in determining the interests of such Lender.

      Section 9.13. Other Agents. None of the Lenders identified on the facing page or signature pages of this Agreement as a "syndication agent" or "joint lead arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                            ARTICLE X - Miscellaneous

      Section 10.1. Waivers and Amendments; Acknowledgments.

      (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the US Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any US Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other US Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other US Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is US Borrower, by US Borrower, (ii) if such party is US Agent or US LC Issuer, by such party, (iii) in any provisions requiring the consent of Tranche A Required Lenders, if such party is a Tranche A Lender, by such Tranche A Lender or by US Agent on behalf of Tranche A Lenders with the written consent of Tranche A Required Lenders, (iv) in any provisions requiring the consent of Tranche B Required Lenders, if such party is a Tranche B Lender, by such Tranche B Lender or by US Agent on behalf of Tranche B Lenders with the written consent of Tranche B Required Lenders and (v) if such party is a Lender, by such Lender or by US Agent on behalf of Lenders with the written consent of US Required Lenders (which consent has already been given as to the termination of the US Loan Documents as provided in Section 10.10). Notwithstanding the foregoing or anything to the contrary herein, US Agent shall not, without the prior consent of US Majority Lenders and Canadian Majority Lenders, execute and deliver on behalf of such Lender any waiver or amendment which would increase the US Maximum Credit Amount hereunder, except in connection with the Re-allocations described in Section 1.9. Notwithstanding the foregoing or anything to the contrary herein, US Agent shall not, without the prior consent of each individual US Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in Article IV,
(2) increase the maximum amount which such Lender is committed hereunder to lend, (3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, (4) postpone any date fixed for any payment of any such fees, principal or interest, (5) change the aggregate amount of Percentage Shares which is required for US Agent, Lenders or any of them to take any particular action under the US Loan Documents, (6) release US Borrower or US Guarantor (to the extent not otherwise released pursuant to the terms of the US Guaranty) from its obligation to pay such Lender's Loan (it being understood and agreed that neither any assignment by Devon Financing ULC contemplated by
Section 13 of the Devon Financing ULC Guaranty executed and delivered to US Agent nor the termination of any Guaranty in accordance with the terms thereof shall constitute a release of US Borrower or the US Guarantor within the meaning of this Section 10.1(a) or shall require the consent of any Lender), or (7) amend this Section 10.1(a), except in connection with the Re-allocations described in Section 1.9. Notwithstanding the foregoing or anything to the contrary herein, US Agent shall not, (a) without the prior consent of each individual Tranche A Lender, execute and deliver on behalf of such Tranche A Lender any waiver or amendment which would amend the definition herein of "Tranche A Required Lenders" and (b) without the prior consent of each individual Tranche B Lender, execute and deliver on behalf of such Tranche B Lender any waiver or amendment which would amend the definition herein of "Tranche B Required Lenders."

      (b) Acknowledgments and Admissions. US Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the US Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other US Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by US Agent or any Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof,
(iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender as to the US Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender has any fiduciary obligation toward US Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the US Loan Documents between US Borrower and the other Restricted Persons, on one hand, and each Lender, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the US Loan Documents between any Restricted Person and any Lender, (vii) US Agent is not US Borrower's US Agent, but US Agent for Lenders, (viii) without limiting any of the foregoing, US Borrower is not relying upon any representation or covenant by any Lender, or any representative thereof, and no such representation or covenant has been made, that any Lender will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the US Loan Documents with respect to any such Event of Default or Default or any other provision of the US Loan Documents, and (ix) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

      (c) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section 10.2. Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements in the US Loan Documents shall survive the execution and delivery of this Agreement and the other US Loan Documents and the performance hereof and thereof, including the making or granting of the US Loans and the delivery of the US Notes and the other US Loan Documents, and shall further survive until all of the US Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to US Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by US Borrower or agreements and covenants of US Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the US Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the US Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various US Loan Documents.

      Section 10.3. Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that US Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to US Borrower and Restricted Persons at the address of US Borrower specified on the signature pages hereto and to each Lender Party at its address specified on Annex II hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice shall become effective until actually received by US Agent.

      Section 10.4. Payment of Expenses; Indemnity.

      (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, US Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all reasonable costs and expenses incurred by or on behalf of US Agent (including without limitation, attorneys' fees) in connection with (1) the negotiation, preparation, execution and delivery of the US Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the borrowings hereunder and other action reasonably required in the course of administration hereof, (3) monitoring or confirming (or preparation or negotiation of any document related to) US Borrower's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and
(ii) all reasonable costs and expenses incurred by or on behalf of any Lender

Party (including without limitation, attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the US Loan Documents (including this section) or the defense of any Lender Party's exercise of its rights thereunder.

      (b) Indemnity. US Borrower agrees to indemnify each Agent-Related Person and each Lender Party , upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Lender Party growing out of, resulting from or in any other way associated with the US Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Agent-Related Person or Lender Party or any other Person or any liabilities or duties of any Agent-Related Person or Lender Party or any other Person with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY AGENT-RELATED PERSON OR LENDER PARTY,

provided only that no Agent-Related Person or Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including US Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative, attorney-in-fact and Affiliate of such Person.

      Section 10.5. Parties in Interest. All grants, covenants and agreements contained in the US Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that, except as set forth in Section 13 of the Devon Financing ULC Guaranties, no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all Lenders (and any attempted assignment or transfer by any Restricted Person without such consent shall be null and void). Neither US Borrower nor any Affiliates of US Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If US Borrower or any Affiliate of US Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the US Loan Documents unless and until US Borrower or its Affiliates have purchased all of the Obligations.

      Section 10.6. Assignments and Participations.

      (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Tranche A Note and its Percentage Share of the Tranche A Facility Usage and the Tranche A Maximum Credit Amount, and related rights and obligations under the US Loan Documents and/or its Tranche B Note and its Percentage Share of the Tranche B Facility Usage and the Tranche B Maximum Credit Amount and related rights and obligations under the US Loan Documents); provided, however, that

            (i) each such assignment shall be to an Eligible Assignee;

            (ii) together with each such assignment of its rights and obligations relating to Tranche B Loans under this Agreement, such Lender shall assign the same Percentage Share of its rights and obligations under the Canadian Agreement to the same Eligible Assignee or an Affiliate of such Eligible Assignee.

            (iii) except in the case of such an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any partial assignment of such Lender's rights and obligations under this Agreement and under the Canadian Agreement shall be in a collective amount at least equal to US $20,000,000 or an integral multiple of US $5,000,000 in excess thereof (in the case of the US Agreement calculated with respect to the Maximum US Credit Amount during the Tranche B Revolving Period and thereafter calculated with respect to the aggregate amount of the Tranche B Facility Usage and the Tranche A Maximum Credit Amount, and in the case of the Canadian Credit Agreement calculated with respect to the Canadian Maximum Credit Amount during the Canadian Revolving Period and thereafter calculated with respect to the Canadian Facility Usage);

            (iv) each such assignment by a Lender with respect to Tranche A Loans shall be of a constant, and not varying, percentage of all of its rights and obligations with respect to Tranche A Loans and Letters of Credit under the US Loan Documents and each such assignment by a Lender with respect to Tranche B Loans shall be of a constant, and not varying, percentage of all of its rights and obligations with respect to Tranche B Loans under the US Loan Documents and Canadian Loans under the Canadian Loan Documents; and

            (v) the parties to such assignment shall execute and deliver to US Agent for its acceptance an Assignment and Assumption in the form of Exhibit F hereto, together with any Note subject to such assignment and a processing fee of US $3,500.

Subject to acceptance and recording thereof by US Agent pursuant to subsection
(b) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the obligations, rights, and benefits of a Lender under this Agreement and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2, 3.6, 3.9, and 10.4). Upon the consummation of any assignment pursuant to this section, the assignor, US Agent and US Borrower shall make appropriate arrangements so that, if required, new US Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of the United States of America or a state thereof, it shall deliver to US Borrower and US Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.10. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

      (b) US Agent, acting solely for this purpose as an agent of US Borrower, shall maintain at its address referred to in Section 10.3 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and their Percentage Share of the US Maximum Credit Amount of, and principal amount of the US Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and US Borrower, US Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by US Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

      (c) Upon its receipt of an Assignment and Assumption executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, US Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

      (d) Any Lender may at any time, without the consent of, or notice to, US Borrower or US Agent, sell participations to any Person (other than a natural person or US Borrower or any of US Borrower's Affiliates or Subsidiaries) in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its US Maximum Credit Amount and its US Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article III (provided that a participant shall not be entitled to receive any greater payment under Section 3.1 or 3.2 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with US Borrower's prior written consent, and (iv) US Borrower, US Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. A participant that would have been subject to Section 3.9 if it were a Lender, shall not be entitled to the benefits of Section 3.1 unless US Borrower has been notified of the participation sold to such participant, and such participant agrees, for the benefit of US Borrower, to comply with such Section as if it were a Lender) and the right of offset contained in Section
6.14 (provided that such participant agrees to be subject to Section 9.8 as if it were a Lender). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification, or waiver of any provision of this Agreement (provided that such Lender may agree that it will not approve amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such US Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such US Loans or Note, or extending its US Maximum Credit Amount without the consent of the participant).

      (e) If the consent of US Borrower to an assignment to an Eligible Assignee is required hereunder, US Borrower shall be deemed to have given its consent ten
(10) Business Days after the date notice thereof has been delivered by the assigning Lender (through US Agent) unless such consent is expressly refused by US Borrower prior to such tenth Business Day.

      (f) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Percentage Share in the Obligations and its rights and obligations hereunder pursuant to subsection 10.6(a) above, Bank of America may (i) upon 30 days' notice to US Borrower and the Lenders, resign as US LC Issuer and/or (ii) upon 30 days' notice to US Borrower, resign as US Swing Lender and/or terminate its commitment to make US Swing Loans. In the event of any such resignation by Bank of America as US LC Issuer or US Swing Lender or termination of its commitment to make US Swing Loans, US Borrower shall be entitled to appoint from among the US Lenders a successor US LC Issuer or US Swing Lender hereunder; provided, however, that no failure by US Borrower to appoint any such successor shall affect the resignation of Bank of America as US LC Issuer or US Swing Lender or termination of its commitment to make US Swing Loans, as the case may be. If Bank of America resigns as US LC Issuer, it shall retain all the rights and obligations of US LC Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as US LC Issuer and all US LC Obligations with respect thereto (including the right to require the Tranche A Lenders to make US Base Rate Loans or fund participations in unreimbursed amounts pursuant to Section 2.3(b)). If Bank of America resigns as US Swing Lender or terminates its commitment to make US Swing Loans, it shall retain all the rights of US Swing Lender provided for hereunder with respect to US Swing Loans made by it and outstanding as of the effective date of such termination, including the right to require the US Lenders to make Tranche A Loans or fund participations in outstanding US Swing Loans pursuant to
Section 1.8.

      (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its US Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

      (h) Any Lender may furnish any information concerning US Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 10.7 hereof.

      Section 10.7. Confidentiality. US Agent and each Lender (in this Section each is called a "Lending Party") agrees to keep confidential any information furnished or made available to it by US Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, US Agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this section, to any actual or proposed participant or assignee.

      Section 10.8. Governing Law; Submission to Process. Except to the extent that the law of another jurisdiction is expressly elected in a Loan Document, the US Loan Documents shall be deemed contracts and instruments made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, without regard to principles of conflicts of law. Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) does not apply to this Agreement or to the US Notes. US Borrower hereby irrevocably submits itself and each other Restricted Person to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Texas and agrees and consents that service of process may be made upon it or any Restricted Person in any legal proceeding relating to the US Loan Documents or the Obligations by any means allowed under Texas or federal law.

      Section 10.9. Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the US Loan Documents intend to contract in strict compliance with applicable usury

Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the US Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the US Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If
(a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to US Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code; provided that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. As used in this section the term "applicable Law" means the Laws of the State of Texas or the Laws of the United States of America, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

      Section 10.10. Termination; Limited Survival. In its sole and absolute discretion US Borrower may at any time that no Obligations are owing elect in a written notice delivered to US Agent to terminate this Agreement. Upon receipt by US Agent of such a notice, if no Obligations are then owing this Agreement and all other US Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections
3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of US Borrower, US Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the US Loan Documents. US Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

      Section 10.11. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the US Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

      Section 10.12. Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement and the US Loan Documents may be validly executed and delivered by facsimile or other electronic transmission.

      Section 10.13. Waiver of Jury Trial, Punitive Damages, etc. US BORROWER AND EACH LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE US LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY, (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER US LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

      Section 10.14. Defined Terms. Capitalized terms and phrases used and not otherwise defined herein shall for all purposes of this Agreement have the meaning given to such terms and phrases in Annex I hereto.

      Section 10.15. Annex I, Exhibits and Schedules; Additional Definitions. Annex I, Annex II and all Exhibits and Schedules attached to this Agreement are a part hereof for all purposes.

      Section 10.16. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement. Unless the context otherwise requires or unless otherwise provided herein, the references in this Agreement to a particular statute, rule or regulation also refer to and include all amendments, supplements and other modifications to such statute, rule or regulation.

      Section 10.17. References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      Section 10.18. Calculations and Determinations. All calculations under the US Loan Documents of interest chargeable with respect to Eurodollar Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All other calculations of interest made under the US Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Lender Party (such as any US Dollar Eurodollar Rate, Adjusted US Dollar Eurodollar Rate, Business Day, Interest Period, or Reserve Requirement) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless US Required Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with US GAAP.

      Section 10.19. Construction of Indemnities and Releases. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification from or being released.

      Section 10.20. Amendment and Restatement of Existing US Agreement. This Agreement amends and restates in its entirety the Existing US Credit Agreement. This Agreement shall become effective in the manner and at the time provided in the Seventh Amendment to US Credit Agreement to which this Amended and Restated US Credit Agreement is attached, and upon such effectiveness, this Agreement shall constitute the US Agreement and any future amendments shall be made to this US Agreement. This Agreement need not be separately executed and delivered by US Borrower, any US Lender or US Agent. US Borrower hereby agrees that (i) the Indebtedness outstanding under the Existing US Credit Agreement and all accrued and unpaid interest thereon and (ii) all accrued and unpaid fees under the Existing US Credit Agreement shall be deemed to be outstanding under and governed by this Agreement. US Borrower hereby acknowledges, warrants, represents and agrees that this Agreement is not intended to be, and shall not be deemed or construed to be, a novation or release of the US Loans or the US Loan Documents. The rights and obligations of the parties to this Agreement with respect to periods following the time this Agreement becomes effective in accordance with the provisions of the Seventh Amendment to US Credit Agreement shall be governed exclusively by this Agreement. The rights and obligations of the parties to this Agreement with respect to the period prior to the date this Agreement becomes effective in accordance with the Seventh Amendment to US Credit Agreement shall not be affected by this amendment and restatement.

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                                       58

                                                                         ANNEX I

                                  DEFINED TERMS

      "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including and together with, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any assets acquired by such specified Person, and any refinancing of the foregoing indebtedness on similar terms, taking into account current market conditions.

      "Adjusted Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Canadian Agent to be equal to the quotient obtained by dividing (i) the Canadian Dollar Eurodollar Rate for such Canadian Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such Canadian Dollar Eurodollar Loan for such Interest Period. The Adjusted Canadian Dollar Eurodollar Rate for any Canadian Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted Canadian Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

      "Adjusted US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by US Agent to be equal to the quotient obtained by dividing (i) the US Dollar Eurodollar Rate for such US Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such US Dollar Eurodollar Loan for such Interest Period. The Adjusted US Dollar Eurodollar Rate for any US Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted US Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

      "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

      (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

      (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agent-Related Persons" means the US Agent (including Bank of America in its capacity as US LC Issuer and US Swing Lender) and its Affiliates, the Canadian Agent (including Bank of America in its capacity as Canadian LC Issuer and Canadian Swing Lender) and its Affiliates, the Arranger, any successors to US Agent or Canadian Agent appointed in accordance with the Loan Documents, and the officers, directors, employees, agents and attorneys-in-fact of such Persons.

      "Applicable Currency" means (i) when used with respect to any US Loan or US LC Obligations, US Dollars, and (ii) when used with respect to any Canadian Prime Rate Loan, any Canadian Dollar Eurodollar Loan or any Bankers' Acceptance, Canadian Dollars, and (iii) when used with respect to any Canadian Base Rate Loan or an US Dollar Eurodollar Loan made under the Canadian Agreement, US Dollars.

      "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on Annex II hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to US Agent, Canadian Agent, and Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

      "Applicable Margin" means

      (a) when used with respect to any Tranche A Loan on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

       Applicable                              Applicable
      Rating Level                               Margin
      ------------                             ----------
         Level I                                  24.0
         Level II                                 35.0
         Level III                                45.0
         Level IV                                 67.5
         Level V                                  75.0

      (b) when used with respect to any Tranche B Loan prior to the Tranche B Conversion Date, the number of Basis Points per annum set forth in column A below and on and after the Tranche B Conversion Date, the number of Basis Points per annum set forth in column B below, in each case based on the Applicable Rating Level on such date:

                                      A                                  B
                                      -                                  -
                               Tranche B Loan                      Tranche B Loan
                              Applicable Margin                  Applicable Margin
     Applicable         Prior to Tranche B Conversion    On and After Tranche B Conversion
    Rating Level                    Date                                Date
    ------------        -----------------------------    ---------------------------------
      Level I                       53.5                                91.0
      Level II                      65.0                               102.5
      Level III                     75.0                               112.5
      Level IV                      97.5                               135.0
      Level V                      115.0                               177.5

      (c) when used with respect to any Canadian Loan prior to the Canadian Conversion Date, the number of Basis Points per annum set forth in column A below and on and after the Canadian Conversion Date, the number of Basis Points per annum set forth in column B below, in each case based on the Applicable Rating Level on such date:

                                      A                                   B
                                      -                                   -
                                Canadian Loan                       Canadian Loan
                              Applicable Margin                   Applicable Margin
     Applicable                    Prior to                         On and After
    Rating Level           Canadian Conversion Date           Canadian Conversion Date
    ------------           ------------------------           ------------------------
      Level I                        51.5                                89.0
      Level II                       62.5                               100.0
      Level III                      72.5                               110.0
      Level IV                       95.0                               132.5
      Level V                       112.5                               175.0

Changes in the Applicable Margin will occur automatically without prior notice as changes in the Applicable Rating Level occur. US Agent will give notice promptly to Borrowers and the Lenders of changes in the Applicable Margin.

      "Applicable Rating Level" means for any day, the highest Rating Level (as such term is defined below in this paragraph) issued by S&P or Moody's (collectively, in this definition called the "Designated Rating Agencies"). As used in this definition, (i) the term "Rating Level" means for any day with respect to any of the Designated Rating Agencies, the rating level described below (or its then equivalent) applicable on such day, issued by such Designated Rating Agency, from time to time, with respect to US Borrower's Long-Term Debt or if such rating is unavailable, equivalents thereof, including counterparty ratings, implied ratings and corporate ratings; (ii) "US Borrower's Long-Term Debt" means senior, unsecured, non-credit enhanced (other than by guaranties of Affiliates of US Borrower) long-term indebtedness for borrowed money of US Borrower, and (iii) ">=" means a rating equal to or more favorable than and "<" means a rating less favorable than.

Rating Level                  S&P                          Moody's
------------     ---------------------------     ---------------------------
  Level I        Greater Than or Equal To A-     Greater Than or Equal To A3
  Level II                    BBB+                           Baa1
  Level III                   BBB                            Baa2
  Level IV                    BBB-                           Baa3
  Level V                Less Than BBB-                Less Than Baa3

If any of the Designated Rating Agencies shall not have in effect a rating for US Borrower's Long-Term Debt or if the rating system of any of the Designated Rating Agencies shall change, or if either of the Designated Rating Agencies shall cease to be in the business of rating corporate debt obligations, US Borrower and Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Designated Rating Agency, but until such an agreement shall be reached, the Applicable Rating Level shall be based only upon the rating by the remaining Designated Rating Agency.

In the event that the ratings of the Designated Rating Agencies shall have a difference of more than one level, "Applicable Rating Level" shall mean the rating which is one level below the highest level issued by a Designated Rating Agency.

      "Arranger" means Banc of America Securities LLC, in its capacity as sole book manager.

      "BA Discount Rate" means, in respect of a BA being accepted by a Lender on any date, (i) for a Lender that is listed in Schedule I to the Bank Act (Canada), the average bankers' acceptance rate as quoted on Reuters CDOR page (or such other page as may, from time to time, replace such page on that service for the purpose of displaying quotations for bankers' acceptances accepted by leading Canadian financial institutions) at approximately 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA (the "CDOR Rate"); or, if such rate is not available at or about such time, the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Agent by the Schedule I BA Reference Banks as of 10:00 a.m.

(Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; and (ii) for a Lender that is listed in Schedule II to the Bank Act (Canada) or a Lender that is listed in Schedule III to the Bank Act (Canada) that is not subject to the restrictions and requirements referred to in subsection 524 (2) of the Bank Act (Canada), the rate established by the Canadian Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points; and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Agent by the
Schedule II BA Reference Banks as of 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA.

      "Bankers' Acceptance" or "BA" means a Canadian Dollar draft of either Canadian Borrower, for a term selected by such Canadian Borrower of either 30, 60, 90 or 180 days (as reduced or extended by the Lender, acting reasonably, to allow the maturity thereof to fall on a Business Day) payable in Canada.

      "Bank of America" means Bank of America, N.A.

      "Bankruptcy and Insolvency Act (Canada)" means the Bankruptcy and Insolvency Act, S.C. 1992, c. 27, including the regulations made and, from time to time, in force under that Act.

      "Basis Point" means one one-hundredth of one percent (0.01%).

      "Borrower" means any of US Borrower and Canadian Borrowers.

      "Borrowing" means a borrowing of new Loans of a single Type pursuant to
Section 1.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 1.3 of the US Agreement or the Canadian Agreement or the acceptance or purchase of Bankers' Acceptances issued by Canadian Borrowers under the Canadian Agreement or the Continuation or Conversion of existing Banker's Acceptances into Canadian Loans of a single Type in the case of Eurodollar Loans with the same Interest Period pursuant to Section 1.3 of the Canadian Agreement.

      "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by any Borrower which meets the requirements of Section 1.2 of the US Agreement or Section 1.2 of the Canadian Agreement.

      "Business Day" means (a) with respect to the Canadian Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas and Toronto, Ontario and (b) with respect to the US Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of US Agent or Canadian Agent, as applicable, significant transactions in dollars are carried out in the interbank eurocurrency market.

      "Canadian Advances" has the meaning given to such term in Section 1.1(a) of the Canadian Agreement.

      "Canadian Agent" means Bank of America, acting through its Canadian Branch, and its successors and assigns as administrative agent under the Canadian Agreement.

      "Canadian Agreement" means that certain Amended and Restated Canadian Credit Agreement dated the Closing Date among Canadian Borrowers, Canadian Agent and Canadian Lenders and as it may be further amended, supplemented, restated or otherwise modified and in effect from time to time.

      "Canadian Base Rate Loan" means a Canadian Loan which bears interest at the Canadian US Dollar Base Rate.

      "Canadian Borrowers" means Northstar Energy and Devon Canada.

      "Canadian Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Canadian Conversion Date is extended pursuant to Section 1.6 of the Canadian Agreement.

      "Canadian Dollar" or "C$" means the lawful currency of Canada.

      "Canadian Dollar Eurodollar Loan" means a Canadian Loan that bears interest at the Adjusted Canadian Dollar Eurodollar Rate.

      "Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, (a) the interest rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Canadian Agent to be the offered rate that appears on the page of the Telerate Screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740) for deposits in Canadian Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Canadian Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Canadian Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Canadian Agent as the rate of interest at which deposits in Canadian Dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Canadian Dollar Eurodollar Loan and with a term equivalent to such Interest Period would be offered by its London branch to major banks in the London interbank Canadian Dollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

      "Canadian Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

        Applicable                        Applicable Canadian
       Rating Level                        Facility Fee Rate
       ------------                        -----------------
         Level I                                  11.0
         Level II                                 12.5
         Level III                                15.0
         Level IV                                 17.5
         Level V                                  25.0

      "Canadian Facility Maturity Date" means the date which is five years and one day after the Canadian Conversion Date.

      "Canadian Facility Usage" means, at the time in question, the US Dollar Equivalent of the aggregate amount of Canadian Loans, Canadian LC Obligations, and BA's outstanding at such time.

      "Canadian Guarantors" means US Borrower and Devon Financing ULC.

      "Canadian LC Issuer" means Bank of America in and its successors and assigns in its capacity as the issuer of Letters of Credit under the Canadian Agreement. Canadian Agent may, with the consent of Canadian Borrowers and the Lender in question, appoint any Canadian Resident Lender hereunder as a Canadian LC Issuer in place of or in addition to Canadian Agent.

      "Canadian LC Obligations" means, at the time in question, the sum of all Matured Canadian LC Obligations plus the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding under the Canadian Agreement.

      "Canadian LC Sublimit" means US $125,000,000.

      "Canadian Lenders" means each signatory to the Canadian Agreement (other than any Borrower), including Bank of America, acting through its Canadian branch, in the capacity of a Canadian Lender and the Canadian Swing Lender hereunder, rather than as Canadian Agent and Canadian LC Issuer, and the successors of each such party as holder of a Canadian Note.

      "Canadian Loan Documents" means the Canadian Agreement, the Canadian Notes, the Letters of Credit issued under the Canadian Agreement, the LC Applications related thereto, the BA's, the Guaranty executed by each Canadian Guarantor, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

      "Canadian Loans" means the Canadian Revolving Loans, the Canadian Term Loans into which such Canadian Revolving Loans may be converted, the Competitive Bid Loans made under the Canadian Agreement, the Canadian Swing Loans, and the Overterm Canadian Loans.

      "Canadian Majority Lenders" means Canadian Lenders whose aggregate Percentage Shares under the Canadian Agreement exceed sixty-six and two thirds percent (66 2/3%).

      "Canadian Maximum Credit Amount" means US $275,000,000 on the Closing Date, as increased or decreased thereafter pursuant to Section 1.9 of the US Credit Agreement or Section 1.12 of the Canadian Agreement, but in no event greater than $375,000,000 or less than $175,000,000, or the Canadian Dollar Exchange Equivalent.

      "Canadian Notes" means each Lender's "Canadian Note", as defined in
Section 1.1(a) of the Canadian Agreement, the Competitive Bid Notes issued under the Canadian Agreement, and the Canadian Swing Notes.

      "Canadian Obligations" means the aggregate Liabilities from time to time owing by each Canadian Borrower to any Lender Party under or pursuant to any of the Canadian Loan Documents, including all Canadian LC Obligations owing thereunder. "Canadian Obligation" means any part of the Canadian Obligations.

      "Canadian Overterm Facility Usage" means, at the time in question, the US Dollar Equivalent of the aggregate amount of Overterm Canadian Loans and Canadian LC Obligations in respect of Overterm Canadian LCs at such time.

      "Canadian Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by Canadian Agent as its reference rate for Canadian Dollar commercial loans made to a Person in Canada; and (ii) Canadian Agent's Discount Rate for Bankers' Acceptances having a maturity of thirty days plus the Applicable Margin. No Canadian Prime Rate charged by any Person shall ever exceed the Highest Lawful Rate.

      "Canadian Prime Rate Loan" means a Canadian Loan that bears interest at the Canadian Prime Rate.

      "Canadian Re-allocation" has the meaning given it in Section 1.9 of the US Agreement.

      "Canadian Required Lenders" means Canadian Lenders whose aggregate Percentage Shares under the Canadian Agreement exceed fifty percent (50%).

      "Canadian Resident Lender" means each Lender identified as such on Annex II to the Canadian Agreement or any Assignment and Acceptance executed by a new Lender, each being a Person that is (i) not a non-resident of Canada for the purposes of the Income Tax Act (Canada) or (ii) a Person that is an "authorized foreign bank" as defined in section 2 of the Bank Act (Canada) and in subsection 248(1) of the Income Tax Act (Canada) which will receive all amounts paid or credited to it under the Canadian Obligations in respect of its "Canadian banking business" for the purposes of paragraph 212(13.3)(a)of the Income Tax Act (Canada).

      "Canadian Revolving Loans" has the meaning given it in Section 1.1(a) of the Canadian Agreement.

      "Canadian Revolving Period" means the period from and including the Closing Date until the Canadian Conversion Date (or, if earlier, the day on which the obligations of Lenders to make Canadian Loans or the obligations of Canadian LC Issuer to issue Letters of Credit under the Canadian Agreement have been terminated or the Canadian Notes first become due and payable in full).

      "Canadian Swing Lender" means Bank of America and its successors and assigns, in their individual capacities, as Canadian Swing Lenders.

      "Canadian Swing Loans" has the meaning given it in Section 1.1(b) of the Canadian Agreement.

      "Canadian Swing Notes" has the meaning given it in Section 1.1(b) of the Canadian Agreement.

      "Canadian Swing Rate" means on any day a fluctuating rate of interest per annum established from time to time by Canadian Swing Lender as its money market rate, which rate may not be the lowest rate of interest charged by Canadian Swing Lender to its customers, plus the Applicable Margin. The Canadian Swing Rate shall never exceed the Highest Lawful Rate.

      "Canadian Swing Sublimit" means US $25,000,000.

      "Canadian Term Loan" has the meaning given it in Section 1.7 of the Canadian Agreement.

      "Canadian Term Period" means the period from and including the day immediately following the Canadian Conversion Date until and including the Canadian Facility Maturity Date.

      "Canadian US Dollar Base Rate" means for a day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest per annum most recently established by Canadian Agent as its reference rate for US Dollar commercial loans made to a Person in Canada. Any change in the Canadian US Dollar Base Rate due to a change in the Canadian Agent's reference rate shall be effective on the effective date of such change. No Canadian US Dollar Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

      "Cash Equivalents" means Investments in:

      (a) marketable obligations, maturing within twelve months after acquisition thereof, issued or unconditionally guaranteed by Canada or the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of Canada or the United States of America, as applicable;

      (b) demand deposits, and time deposits (including certificates of deposit) maturing within twelve months from the date of deposit thereof, with a domestic office (1) of US Agent or Canadian Agent or any Lender, or (2) of any bank or trust company organized under the laws of Canada or the United States of America or any Province or State therein, provided that (x) the full amount of each such deposit in such bank or trust company is insured by the Federal Deposit Insurance Corporation if applicable, or (y) such bank or trust company has capital, surplus and undivided profits aggregating at least US $50,000,000, and

      (c) (1) publicly traded debt securities with an original term of 270 days or less or (2) interest bearing securities issued to the public by banks, associated entities or similar institutions, which can be put to the issuer at the investor's unconditional option within one month after acquisition, so long as in each case such securities have a credit rating of at least A-1 from S&P or P-1 from Moody's or A-1 [low] from CBRS or R-1 [low] from DBRS.

      "CBRS" means CBRS Inc., or its successor.

      "Change of Control" means the occurrence of either of the following events: (i) any Person (or syndicate or group of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires more than fifty percent (50%) of the outstanding stock of US Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors, or (ii) during any period of twelve successive months a majority of the Persons who were directors of US Borrower at the beginning of such period cease to be directors of US Borrower, unless such cessation relates to a voluntary reduction by US Borrower of the number of directors that comprise the board of directors of US Borrower.

      "Closing Date" means June 7, 2002.

      "Companies' Creditors Arrangement Act (Canada)" means the Companies' Creditors Arrangement Act, R.S.C. 1985, c. C-36, including the regulations made and from time to time in force under that Act.

      "Competitive Bid" means (i) with respect to the US Agreement, a response from any Lender to an Invitation to Bid, substantially in the form of Exhibit J to the US Agreement and (ii) with respect to the Canadian Agreement, a response from any Canadian Resident Lender to an Invitation to Bid, substantially in the form of Exhibit K to the Canadian Agreement.

      "Competitive Bid Accept/Reject Letter" means (i) with respect to the US Agreement, a notice sent by US Borrower to US Agent, substantially in the form of Exhibit K to the US Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders and (ii) with respect to the Canadian Agreement, a notice sent by the applicable Canadian Borrower to Canadian Agent, substantially in the form of Exhibit L to the Canadian Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders.

      "Competitive Bid Interest Period" means, with respect to any Competitive Bid Loan, a period from one day to one hundred eighty days as specified in the Competitive Bid applicable thereto.

      "Competitive Bid Loan" means (i) with respect to the US Agreement, a loan from a US Lender to US Borrower pursuant to the bidding procedure described in
Section 1.7 of the US Agreement and (ii) with respect to the Canadian Agreement, a loan from a Canadian Resident Lender to the applicable Canadian Borrower pursuant to the bidding procedure described in Section 1.9 of the Canadian Agreement.

      "Competitive Bid Note" (i) with respect to the US Agreement, a "Competitive Bid Note" as defined in Section 1.7 of the US Agreement and (ii) with respect to the Canadian Agreement, a "Competitive Bid Note" as defined in
Section 1.9 of the Canadian Agreement.

      "Competitive Bid Rate" means, for any Competitive Bid Loan, the fixed rate at which such Lender is willing to make such Competitive Bid Loan indicated in its Competitive Bid. The Competitive Bid Rate shall in no event, however, exceed the Highest Lawful Rate.

      "Competitive Bid Request" means (i) with respect to the US Agreement, a request by US Borrower in the form of Exhibit H to the US Agreement for Lenders to submit Competitive Bids and (ii) with respect to the Canadian Agreement, a request by the applicable Canadian Borrower in the form of Exhibit I to the Canadian Agreement for Canadian Resident Lenders to submit Competitive Bids.

      "Consolidated" refers to the consolidation of any Person, in accordance with US GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

      "Consolidated Assets" means the total assets of US Borrower and its Restricted Subsidiaries which would be shown as assets on a Consolidated balance sheet of US Borrower and its Restricted Subsidiaries prepared in accordance with US GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

      "Continuation" (i) as used in the US Agreement shall refer to the continuation pursuant to Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period and (ii) as used in the Canadian Agreement shall refer to the continuation pursuant to Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period or a rollover of a Banker's Acceptance at maturity.

      "Continuation/Conversion Notice" means (i) with respect to the US Agreement, a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 1.3 of the US Agreement, and
(ii) with respect to the Canadian Agreement, a written or telephonic request, or a written confirmation, made by the applicable Canadian Borrower which meets the requirements of Section 1.3 of the Canadian Agreement.

      "Conversion" (i) as used in the US Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of US Loan into another Type of US Loan and (ii) as used in the Canadian Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of Canadian Advance into another Type of Canadian Advance.

      "DBRS" means Dominion Bond Rating Service Limited, or its successor.

      "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

      "Default Rate" means at the time in question (i) with respect to any US Base Rate Loan, the rate two percent (2%) per annum above the US Base Rate then in effect, (ii) with respect to any US Dollar Eurodollar Loan, the rate two percent (2%) per annum above the Adjusted US Dollar Eurodollar Rate then in effect for such Loan, (iii) with respect to any Canadian Prime Rate Loan, the rate two percent (2%) per annum above the Canadian Prime Rate then in effect for such Loan, (iv) with respect to any Canadian Base Rate Loan, the rate two percent (2%) per annum above the Canadian US Dollar Base Rate then in effect for such Loan, (v) with respect to any Canadian Dollar Eurodollar Loan, the rate two percent (2%) per annum above the Adjusted Canadian Dollar Eurodollar Rate then in effect for such Loan; (vi) with respect to any Competitive Bid Loan, the rate two percent (2%) per annum above the Competitive Bid Rate then in effect for such Loan; (vii) with respect to any US Swing Loan, the rate two percent (2%) per annum above the US Swing Rate then in effect for such Loan; and (viii) with respect to any Canadian Swing Loan, the rate two percent (2%) per annum above the Canadian Swing Rate then in effect for such Loan. No Default Rate charged by any Person shall ever exceed the Highest Lawful Rate.

      "Depository Bills and Notes Act (Canada)" means the Depository Bills and Notes Act (Canada), R.S.C. 1998, c. 13, including the regulations made and, from time to time, in force under that Act.

      "Devon Canada" means Devon Canada Corporation, an Alberta corporation and successor to Anderson Exploration Ltd.

      "Devon Financing ULC" means Devon Financing Corporation, U.L.C., a Nova Scotia unlimited liability company.

      "Devon Financing ULC Guaranties" means the Guaranty executed by Devon Financing ULC and delivered to Canadian Agent pursuant to the Canadian Agreement and the Guaranty executed by Devon Financing ULC and delivered to US Agent pursuant to the US Agreement.

      "Devon Nevada" means Devon Energy Corporation (Nevada), a Nevada corporation.

      "Devon Oklahoma" means Devon Energy Corporation (Oklahoma), an Oklahoma corporation, formerly known as Devon Energy Corporation, an Oklahoma corporation.

      "Devon SFS" means Devon SFS Operating, Inc., a Delaware corporation.

      "Devon Trust" means Devon Financing Trust II, a statutory business trust formed under the laws of the State of Delaware.

      "Devon Trust Registration Statement" means the Registration Statement on Form S-3 filed by US Borrower under the Securities Act of 1933 on November 16, 2000 with respect to the issuance by US Borrower of Common Stock, Preferred Stock, Debt Securities, Stock Purchase Agreements and Stock Purchase Units, and the issuance by Devon Financing Trust II of Trust Preferred Securities guaranteed by US Borrower, as amended and supplemented from time to time.

      "Devon Trust Securities" means those certain Trust Preferred Securities, which may be issued by Devon Trust pursuant to the Registration Statement in an aggregate face amount not to exceed $447,261,200.

      "Disclosure Report" means a written notice given by US Borrower to all Lender Parties or a certificate given by the Senior Vice President-Finance or the Treasurer of US Borrower under Sections 6.2(a) and (b).

      "Disclosure Schedule" means (i) with respect to the US Agreement, Schedule 1 thereto, and (ii) with respect to the Canadian Agreement, Schedule 1 thereto.

      "Discount Proceeds" means, in respect of each Bankers' Acceptance, funds in an amount which is equal to:

      Face Amount
      -----------
      1 + (Rate x Term)
           -----------
              365

(where "Face Amount" is the principal amount of the Bankers' Acceptance being purchased, "Rate" is the BA Discount Rate divided by 100 and "Term" is the number of days in the term of the Bankers' Acceptance.)

      "Distribution" means (a) any dividend or other distribution made by a Restricted Person on or in respect of any stock, partnership interest, or other equity interest in such Restricted Person (including any option or warrant to buy such an equity interest), or (b) any payment made by a

Restricted Person to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in such Restricted Person (including any such option or warrant).

      "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on Annex II to the Canadian Agreement or the US Agreement, or such other office as such Lender may from time to time specify to any Borrower and US Agent; with respect to US LC Issuer or Canadian LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to US Agent, the office, branch, or agency through which it administers this Agreement.

      "Eligible Assignee" means a Person which either (a) is a Lender or an Affiliate of a Lender, (b) an Approved Fund or (c) is consented to as an Eligible Assignee by US Agent or Canadian Agent, as applicable, and, so long as no Default or Event of Default is continuing, by the Borrowers, in each case which consent will not be unreasonably withheld; provided that the Borrowers' consent shall not be required for a Person to be an "Eligible Assignee" for purposes of Section 10.6(d) of the US Agreement and Section 10.6(d) of the Canadian Agreement. As used in this definition, "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

      "ERISA Affiliate" means US Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with US Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

      "ERISA Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

      "Eurodollar Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, or six months thereafter, as the applicable Borrower may elect in such notice; provided that:
(a) any

Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, any Interest Period for Tranche A Loans which would otherwise end after the last day of the Tranche A Commitment Period shall end on the last day of the Tranche A Commitment Period, any Interest Period for Tranche B Loans which would otherwise end after the Tranche B Maturity Date shall end on the Tranche B Maturity Date, any Interest Period for Canadian Loans which would otherwise end after the Canadian Facility Maturity Date shall end on the Canadian Facility Maturity Date (or, if the last day of such period is not a Business Day, on the next preceding Business Day).

      "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on Annex II to the Canadian Agreement or the US Agreement (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrowers, Canadian Agent, and US Agent.

      "Eurodollar Loan" means any Canadian Dollar Eurodollar Loan and any US Dollar Eurodollar Loan.

      "Event of Default" means (i) with respect to the US Agreement the meaning given to such term in Section 8.1 thereof and (ii) with respect to the Canadian Agreement the meaning given to such term in Section 8.1 thereof.

      "Exchange Equivalent" in respect of one currency (the "Original Currency"), being Canadian Dollars or U.S. Dollars, as the case may be, means, at the date of determination, the amount of currency expressed in the other such currency necessary to purchase, based on the Noon Rate on such date, the specified amount of the Original Currency on such date.

      "Existing Canadian Agreement" means that certain Canadian Credit Agreement dated as of August 29, 2000 among Northstar Energy, Canadian Agent, and certain lenders named therein, as amended, supplemented or otherwise modified prior to the Closing Date.

      "Existing US Agreement" means that certain US Credit Agreement dated as of August 29, 2000 among US Borrower, US Agent, and certain lenders named therein, as amended, supplemented or otherwise modified prior to the Closing Date.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate (rounded upwards, if necessary, to the nearest 1/100th of one percent) quoted to US Agent on such day on such transactions as determined by US Agent.

      "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

      "Fiscal Year" means a twelve-month period ending on December 31 of any year.

      "Governmental Authority" means any domestic or foreign, national, federal, provincial, state, municipal or other local government or body and any division, agency, ministry, commission, board or authority or any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing, and any domestic, foreign or international judicial, quasi-judicial, arbitration or administrative court, tribunal, commission, board or panel acting under the authority of any of the foregoing.

      "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

      "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

      "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

      "Income Tax Act (Canada)" means the Income Tax Act, R.S.C. 1985 c.1 (5th
Supp), including the regulations made and, from time to time, in force under that Act.

      "Indebtedness" of any Person means Liabilities in any of the following categories:

      (a)   Liabilities for borrowed money,

      (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services, other than customary payment terms taken in the ordinary course of such Person's business,

      (c) Liabilities evidenced by a bond, debenture, note or similar instrument;

      (d) Liabilities arising under conditional sales or other title retention agreements or under leases capitalized in accordance with US GAAP, but excluding customary oil, gas or mineral leases and operating leases,

      (e) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

      (f)   Liabilities under Hedging Contracts,

      (g) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor, or

      (h) Liabilities under direct or indirect guaranties of Liabilities of any Person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Indebtedness of the types described in paragraphs (a) through (g) above of any Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase debt, assets, goods, securities or services, but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection), provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor. Any Indebtedness owed by a partnership shall be deemed Indebtedness of any partner in such partnership to the extent such partner has any liability of any kind therefor.

      "Initial Financial Statements" means (i) the audited annual Consolidated financial statements of US Borrower dated as of December 31, 2001, and (ii) the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2002.

      "Interest Act (Canada)" means the Interest Act, R.S.C. 1985, c. I-15, including the regulations made and, from time to time, in force under that Act.

      "Interest Payment Date" means (a) with respect to each US Base Rate Loan, Canadian US Dollar Base Rate Loan, Canadian Prime Rate Loan, Canadian Swing Loan, and US Swing Loan the last day of each March, June, September and December beginning September 30, 2000, and (b) with respect to each Eurodollar Loan, the last day of the Eurodollar Interest Period that is applicable thereto and, if such Eurodollar Interest Period is six months in length, the date specified by US Agent which is approximately three months after such Eurodollar Interest Period begins; provided that the last day of each calendar month shall also be an Interest Payment Date for each such Loan so long as any Event of Default exists under Section 8.1 (a) or (b).

      "Interest Period" means (i) with respect to any Eurodollar Loan, the related Eurodollar Interest Period and (ii) with respect to any Competitive Bid Loan, the related Competitive Bid Interest Period.

      "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended from time to time and any successor statute or statutes.

      "Investment" means any investment made directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

      "Invitation to Bid" means (i) with respect to the US Agreement, an invitation by US Agent to each Lender, substantially in the form of Exhibit I thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the US Agreement, and (ii) with respect to the Canadian Agreement, an invitation by Canadian Agent to each Lender, substantially in the form of Exhibit J thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the Canadian Agreement.

      "Judgment Interest Act (Alberta)" means the Judgment Interest Act, R.S.A. 2000, c. J-1, including the regulations made and, from time to time, in force under that Act.

      "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or Canada or any state, province or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

      "LC Application" means any application for a Letter of Credit hereafter made by any Borrower to US LC Issuer or Canadian LC Issuer.

      "LC Collateral" (i) as used in the US Agreement, has the meaning given to such term in Section 2.6 of the US Agreement and (ii) as used in the Canadian Agreement, has the meaning given such term in Section 2.11 of the Canadian Agreement.

      "Lender Parties" means US Agent, US LC Issuer, Canadian Agent, Canadian LC Issuer, and all Lenders.

      "Lenders" means, collectively, the US Lenders and the Canadian Lenders.

      "Lenders Schedule" means Annex II to the US Agreement and Annex II to the Canadian Agreement which are the same.

      "Letter of Credit" means any letter of credit issued by US LC Issuer under the US Agreement or the Existing US Agreement or by Canadian LC Issuer under the Canadian Agreement or the Existing Canadian Agreement at the application of any Borrower.

      "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to US GAAP.

      "Lien" means, with respect to any property or assets, any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

      "Loan Documents" means, collectively, the Canadian Loan Documents and the US Loan Documents.

      "Loans" means, collectively, the Canadian Loans and the US Loans.

      "Majority Lenders" means, collectively, US Majority Lenders and Canadian Majority Lenders.

      "Margin Stock" means "margin stock" as defined in Reg U.

      "Material Adverse Effect" means any event which would reasonably be expected to have a material and adverse effect upon (a) US Borrower's Consolidated financial condition, (b) US Borrower's Consolidated operations, properties or prospects, considered as a whole, (c) US Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

      Material Subsidiary" means a Subsidiary of US Borrower which owns assets having a book value that exceeds ten percent (10%) of the book value of US Borrower's Consolidated assets.

      "Matured Canadian LC Obligations" means all amounts paid by Canadian LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the Canadian Agreement and all other amounts due and owing to Canadian LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to Canadian LC Issuer (with the proceeds of Loans or otherwise).

      "Matured US LC Obligations" means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the US Agreement and all other amounts due and owing to US LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise).

      "Maximum Canadian Drawing Amount" means at the time in question the sum of the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the Canadian Agreement which are then outstanding.

      "Maximum US Drawing Amount" means at the time in question the sum of the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the US Agreement which are then outstanding.

      "Moody's" means Moody's Investor Service, Inc., or its successor.

      "Multiemployer Plan" mean a multiemployer plan within the meaning of
Section 4001(a)(3) of ERISA to which any ERISA Affiliate is making or is obligated to make contributions or, during the five preceding plan years, has made or has been obligated to make contributions.

      "Net Proceeds" means with respect to any Bankers' Acceptance, the Discount Proceeds less the amount equal to the applicable Stamping Fee Rate multiplied by the face amount of such Bankers' Acceptance.

      "Non-resident Lender" means any Lender which is not a Canadian Resident Lender, and shall initially mean each Lender identified as such on Annex II to the Canadian Agreement or thereafter on any Assignment and Acceptance.

      "Noon Rate" means, in relation to the conversion of one currency into another currency, the rate of exchange for such conversion as quoted by the Bank of Canada (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Canadian Agent at Toronto, Ontario at approximately noon (Toronto, Ontario local time)).

      "Northstar Energy" means Northstar Energy Corporation, an amalgamated Alberta corporation.

      "Notes" mean, collectively, the Canadian Notes and the US Notes.

      "Obligations" means, collectively, the US Obligations and the Canadian Obligations.

      "Offer of Extension" means (a) with respect to the Canadian Agreement, a written offer by Canadian Agent, for and on behalf of Required Lenders, to Canadian Borrowers to extend the Canadian Facility Revolving Period to a date 364 days from acceptance by Canadian Borrowers of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by Canadian Borrowers, and (b) with respect to the US Agreement, a written offer by US Agent, for and on behalf of Required Lenders, to US Borrower to extend the Tranche B Revolving Period to a date 364 days from acceptance by US Borrower of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by US Borrower.

      "Overterm Canadian LC" means any Letter of Credit having an expiration date falling on or after the then current Canadian Conversion Date.

      "Overterm Canadian Loan" has the meaning given it in Section 2.8(a)(ii) of the Canadian Agreement.

      "PennzEnergy Debentures" means the following Debentures of PennzEnergy Company, which were issued prior to the merger of PennzEnergy Company with and into US Borrower:

      (a) 10.125% Debentures due November 15, 2009 in the aggregate principal amount of US $200,000,000;

      (b) 10.25% Debentures due November 1, 2005 in the aggregate principal amount of US $250,000,000;

      (c)   the PennzEnergy Exchangeable Debentures.

      "PennzEnergy Exchangeable Debentures" means the following Exchangeable Debentures of PennzEnergy Company, which were issued prior to the merger of PennzEnergy Company with and into US Borrower:

      (a) 4.90% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of US $443,807,000; and

      (b) 4.95% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of US $316,506,000.

      "Percentage Share" means

      (a)   under the US Agreement with respect to any Lender (i) when used in
            Article I of the US Agreement, in any Borrowing Notice thereunder or when no US Loans are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's US Loans and such Lender's Percentage Share of the US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all US Loans at such time plus the aggregate amount of all US LC Obligations outstanding at such time; and

      (b) under the Canadian Agreement with respect to any Lender (i) when used in Article I of the Canadian Agreement except when used in
            Section 1.5(c) thereof with respect to utilization fees, in Article II of the Canadian Agreement prior to the Canadian Conversion Date, in any Borrowing Notice thereunder or when no Canadian Advances are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the Canadian Agreement made by or to such Lender in accordance with the terms of the Canadian Agreement, and
            (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Canadian Advances and such Lender's Percentage Share of the Canadian LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Canadian Advances at such time plus the aggregate amount of all Canadian LC Obligations outstanding at such time.

      "Permitted Liens" means:

      (a) Liens for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which US Borrower or any Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

      (b) the Lien of any judgment rendered, or claim filed, against US Borrower or any Restricted Subsidiary which does not constitute an Event of Default and which US Borrower or any such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

      (c) Liens, privileges or other charges imposed or permitted by law such as statutory liens and deemed trusts, carriers' liens, builders' liens, materialmens' liens and other liens, privileges or other charges of a similar nature which relate to obligations not due or delinquent, including any lien or trust arising in connection with workers' compensation, unemployment insurance, pension, employment and similar laws or regulations;

      (d) Liens arising in the ordinary course of and incidental to construction, maintenance or current operations which have not been filed pursuant to law against US Borrower or any Restricted Subsidiary or in respect of which no steps or proceedings to enforce such lien have been initiated or which relate to obligations which are not due or delinquent or if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

      (e) Liens incurred or created in the ordinary course of business and in accordance with sound oil and gas industry practice in respect of the exploration, development or operation of oil and gas properties or related production or processing facilities or the transmission of petroleum substances as security in favor of any other Person conducting the exploration, development, operation or transmission of the property to which such Liens relate, for US Borrower's or any of its Restricted Subsidiaries' portion of the costs and expenses of such exploration, development, operation or transmission, provided that such costs or expenses are not due or delinquent or, if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

      (f) overriding royalty interests, net profit interests, reversionary interests and carried interests or other similar burdens on production in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties that are entered into with or granted to arm's length third parties in the ordinary course of business and in accordance with sound oil and gas industry practice in the area of operation;

      (g) Liens for penalties arising under non-participation provisions of operating agreements in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties if such Liens do not materially detract from the value of any material part of the property of US Borrower and its Subsidiaries taken as a whole;

      (h) easements, rights-of-way, servitudes, zoning or other similar rights or restrictions in respect of land held by US Borrower or any Restricted Subsidiary (including, without limitation, rights-of-way and servitudes for railways, sewers, drains, pipe lines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which, either alone or in the aggregate, do not materially detract from the value of such land or materially impair its use in the operation of the business of US Borrower and its Restricted Subsidiaries taken as a whole;

      (i) security given by US Borrower or any Restricted Subsidiary to a public utility or any Governmental Authority when required by such public utility or Governmental Authority in the ordinary course of the business of US Borrower or any Restricted Subsidiary in connection with operations of US Borrower or any Restricted Subsidiary if such security does not, either alone or in the aggregate, materially detract from the value of any material part of the property of US Borrower and its Restricted Subsidiaries taken as a whole;

      (j) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, grant or permit or by any statutory or regulatory provision to terminate any such lease, license, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

      (k) all reservations in the original grant of any lands and premises or any interests therein and all statutory exceptions, qualifications and reservations in respect of title;

      (l) any Lien from time to time disclosed by US Borrower or any Restricted Subsidiary to the US Agent or the Canadian Agent and which is consented to by the Majority Lenders;

      (m) any right of first refusal in favor of any Person granted in the ordinary course of business with respect to all or any of the oil and gas properties of US Borrower or any Restricted Subsidiary;

      (n) Liens on cash or marketable securities of US Borrower or any Restricted Subsidiary granted in connection with any Hedging Contract permitted under the US Agreement;

      (o) Liens in respect of Indebtedness permitted by Sections 7.1(b), 7.1(f) and 7.1(i) of the US Agreement and Indebtedness permitted to be secured by Section 7.1(c) of the US Agreement;

      (p) Liens in favor of the US Agent or the Canadian Agent for the benefit of the Lender Parties;

      (q) Liens to collateralize moneys held in a cash collateral account by a lender in respect of the prepayment of bankers' acceptances, letters of credit or similar obligations accepted or issued by such lender but only if at the time of such prepayment no default or event of default has occurred and is continuing under the credit facility pursuant to which the bankers' acceptances or letters of credit have been accepted or issued;

      (r) purchase money Liens upon or in any tangible personal property and fixtures (including real property surface rights upon which such fixtures are located and contractual rights and receivables relating to such property) acquired by US Borrower or a Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, including any Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of any such acquisition);

      (s) the rights of buyers under production sale contracts related to US Borrower's or a Restricted Subsidiary's share of petroleum substances entered into in the ordinary course of business, provided that the contracts create no rights (including any Lien) in favor of the buyer or any other Person in, to or over any reserves of petroleum substances or other assets of US Borrower or a Restricted Subsidiary, other than a dedication of reserves (not by way of Lien or absolute assignment) on usual industry terms;

      (t) Liens arising in respect of operating leases of personal property under which Canadian Borrowers or any of their Subsidiaries are lessees;

      (u) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary, is merged into or amalgamated or consolidated with US Borrower or any of its Subsidiaries; provided, such Liens were in existence prior to the contemplation of such stock acquisition, merger, amalgamation or consolidation and do not extend to any assets other than those of the Person so acquired or merged into or amalgamated or consolidated with US Borrower or any of its Subsidiaries;

      (v) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the preceding paragraphs (a) to (u) inclusive of this definition, so long as any such extension, renewal or replacement of such Lien is limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus improvements on such property), the indebtedness or obligation secured thereby is not increased and such Lien is otherwise permitted by the applicable section above;

      (w)   Liens on Margin Stock;

      (x) in addition to Liens permitted by clauses (a) through (w) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed two percent (2%) of Consolidated Assets;

provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the US Agent or the Canadian Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) in priority to the Obligations.

      "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

      "Rating Agency" means any of S & P or Moody's, or their respective successors.

      "Re-allocations" means, collectively, all Tranche B Re-allocations and all Canadian Re-allocations.

      "Reg U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System.

      "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

      "Request for an Offer of Extension" means (a) with respect to the Canadian Agreement, a written request made by Canadian Borrowers to the Lenders to have Required Lenders issue an offer to Canadian Borrowers extending the Canadian Revolving Period for a further 364 days, and (b) with respect to the US Agreement, a written request made by US Borrower to the Lenders to have Required Lenders issue an offer to US Borrower extending the Tranche B Revolving Period for a further 364 days.

      "Required Lenders" means, collectively, US Required Lenders and Canadian Required Lenders.

      "Reserve Requirement" means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States of America (or any successor) by member banks of such Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to
(a) any category of liabilities which includes deposits by reference to which the Adjusted US Dollar Eurodollar Rate or the Adjusted Canadian Dollar Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include US Dollar Eurodollar Loans or Canadian Dollar Eurodollar Loans.

      "Restricted Person" means any of US Borrower and each Restricted
Subsidiary.

      "Restricted Subsidiary" means each Canadian Borrower, Devon Oklahoma, Devon SFS, Devon Financing ULC and any other Subsidiary of US Borrower that is not an Unrestricted Subsidiary.

      "S & P" means Standard & Poor's Ratings Services (a division of McGraw Hill Companies, Inc.), or its successor.

      "Schedule I BA Reference Banks" means the Lenders listed in Schedule I to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian Borrowers (acting reasonably), as the Schedule I BA Reference Banks.

      "Schedule II BA Reference Banks" means the Lenders listed in Schedule II to the Bank Act (Canada) and the Lenders listed in Schedule III to the Bank Act (Canada) that are not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of the Canadian Borrowers (acting reasonably), as the Schedule II BA Reference Banks.

      "Stamping Fee Rate" means with respect to any Bankers' Acceptance accepted by any Canadian Resident Lender at any time, the Applicable Margin then in effect.

      "Subordinated US Borrower Debentures" means those certain Convertible Junior Subordinated Debentures which may be issued by US Borrower to Devon Trust pursuant to the

Registration Statement in an aggregate amount not to exceed $447,261,200, which will be subordinate to the Obligations.

      "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, business trust, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person, provided that (a) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person and (b) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and
(ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

      "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA; or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) a complete or partial withdrawal by any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; or (d) the filing of a notice of intent to terminate any ERISA Plan or Multiemployer Plan or the treatment of any ERISA Plan amendment or Multiemployer Plan amendment as a termination under
Section 4041 or 4041A of ERISA; or (e) the institution of proceedings to terminate any ERISA Plan or Multiemployer Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA; or (f) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan or Multiemployer Plan.

      "Total Capitalization" means the sum (without duplication) of (i) US Borrower's Consolidated Total Funded Debt plus (ii) US Borrower's Consolidated shareholder's equity plus (iii) 60% of the outstanding balance of the Devon Trust Securities. Total Capitalization shall be calculated excluding non-cash write-downs and related charges which are required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by Securities and Exchange Commission Regulation, or by US GAAP.

      "Total Funded Debt" means (i) Liabilities referred to in clauses (a), (b),
(c), (d), and (e) of the definition of "Indebtedness", plus (ii) 40% of the outstanding balance of the Devon Trust Securities. Total Funded Debt shall not include the PennzEnergy Exchangeable Debentures.

      "Tranche A Commitment Period" means the period from and including the Closing Date until the Tranche A Maturity Date (or, if earlier, the day on which the obligations of Lenders to make Tranche A Loans hereunder or the obligations of US LC Issuer to issue Letters of Credit hereunder have been terminated or the Tranche A Notes first become due and payable in full).

      "Tranche A Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

           Applicable                     Applicable Tranche A
          Rating Level                     Facility Fee Rate
          ------------                     -----------------
         Level I                                  11.0
         Level II                                 12.5
         Level III                                15.0
         Level IV                                 17.5
         Level V                                  25.0

      "Tranche A Facility Usage" means, at the time in question, the aggregate amount of Tranche A Loans and existing US LC Obligations outstanding at such time under the US Agreement.

      "Tranche A Lenders" means Lenders designated as Tranche A Lenders on the Lenders Schedule.

      "Tranche A Loan" has the meaning given it in Section 1.1(a) of the US Agreement.

      "Tranche A Maturity Date" means October 15, 2004.

      "Tranche A Maximum Credit Amount" means $200,000,000.

      "Tranche A Note" has the meaning given it in Section 1.1(a) of the US Agreement.

      "Tranche A Percentage Share" means with respect to any Tranche A Lender
(i) when used in Article I of the US Agreement or in Article II of the US Agreement, in any Borrowing Notice thereunder or when no Tranche A Loans are outstanding, the Tranche A percentage set forth opposite such Tranche A Lender's name on the Lenders Schedule as modified by assignments of a Tranche A Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Tranche A Loans and such Lender's Percentage Share of the US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Tranche A Loans at such time plus the aggregate amount of all US LC Obligations outstanding at such time.

      "Tranche A Required Lenders" means Tranche A Lenders whose aggregate Tranche A Percentage Shares equal or exceed fifty percent (50%).

      "Tranche B Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Tranche B Conversion Date is extended pursuant to Section 1.1 of the US Agreement.

      "Tranche B Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

           Applicable                     Applicable Tranche B
          Rating Level                     Facility Fee Rate
          ------------                     -----------------
            Level I                                9.0
            Level II                              10.0
            Level III                             12.5
            Level IV                              15.0
            Level V                               22.5

      "Tranche B Facility Usage" means, at the time in question, the aggregate amount of Tranche B Loans outstanding at such time under the US Agreement.

      "Tranche B Lenders" means Lenders designated as Tranche B Lenders on the Lenders Schedule.

      "Tranche B Loan" has the meaning given it in Section 1.1(b) of the US Agreement.

      "Tranche B Maturity Date" means the date which is two years and one day after the Tranche B Conversion Date.

      "Tranche B Maximum Credit Amount" means $525,000,000 on the Closing Date, as increased or decreased thereafter pursuant to Section 1.9 of the US Credit Agreement or Section 1.12 of the Canadian Agreement, but in no event greater than $625,000,000 or less than $425,000,000.

      "Tranche B Note" has the meaning given it in Section 1.1(b) of the US Agreement.

      "Tranche B Percentage Share" means with respect to any Tranche B Lender
(i) when used in Article I of the US Agreement, in any Borrowing Notice thereunder or when no Tranche B Loans are outstanding, the Tranche B percentage set forth opposite such Tranche B Lender's name on the Lenders Schedule as modified by assignments of a Tranche B Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Tranche B Loans, by (y) the sum of the aggregate unpaid principal balance of all Tranche B Loans.

      "Tranche B Re-allocation" has the meaning given it in Section 1.9 of the US Agreement.

      "Tranche B Required Lenders" means Tranche B Lenders whose aggregate Tranche B Percentage Shares equal or exceed fifty percent (50%).

      "Tranche B Revolving Period" means the period from the Closing Date until the Tranche B Conversion Date.

      "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or Canada or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

      "Type" means (i) with respect to any US Loans, the characterization of such US Loans as either US Base Rate Loans or US Dollar Eurodollar Loans and
(ii) with respect to any Canadian Advances, the characterization of such Canadian Advances as Canadian Base Rate Loans, Canadian Prime Rate Loans, US Dollar Eurodollar Loans, Canadian Dollar Eurodollar Loans or Bankers' Acceptances.

      "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (i) which is listed below in this definition, or (ii) in which US Borrower did not own an interest (directly or indirectly) as of the Closing Date, which thereafter became a Subsidiary of US Borrower and which, within 90 days after becoming a Subsidiary of US Borrower, was designated as an Unrestricted Subsidiary by US Borrower to US Agent; provided that in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary. The Subsidiaries of US Borrower listed on Attachment 1 to this Annex I shall initially be designated as Unrestricted Subsidiaries.

      "US Account" means an account established by Canadian Agent in New York into which funds to be advanced to Canadian Borrowers by Lenders in US Dollars and funds to be paid by Canadian Borrowers to Lenders in US Dollars will be deposited.

      "US Agent" means Bank of America, as administrative agent, under the US Agreement and its successors and assigns in such capacity.

      "US Agreement" means the Existing US Credit Agreement, as amended and restated on the Closing Date pursuant to the Seventh Amendment to US Credit Agreement and the Amended and Restated Credit Agreement annexed thereto and as it may be further amended, supplemented, restated or otherwise modified and in effect from time to time.

      "US Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the US Reference Rate for such day. Any change in the US Base Rate due to a change in the US Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the US Reference Rate or Federal Funds Rate. No US Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

      "US Base Rate Loan" means a US Loan made in US Dollars which bears interest at the US Base Rate.

      "US Borrower" means Devon Energy Corporation, a Delaware corporation.

      "US Dollar" or "US $" means the lawful currency of the United States of America.

      "US Dollar Equivalent" means, with respect to an amount denominated in Canadian Dollars, the amount of US Dollars required to purchase the relevant stated amount of Canadian Dollars based on the Noon Rate.

      "US Dollar Eurodollar Loan" means a US Loan or a Canadian Loan, in each case, which bears interest at the Adjusted US Dollar Eurodollar Rate.

      "US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, (a) the interest rate per annum (carried out to the fifth decimal place) equal to the rate determined by the US Agent to be the offered rate that appears on the page of the Telerate Screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits in U.S. dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the US Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) in the event the rates referenced in the preceding subsections (a) and
(b) are not available, the rate per annum determined by the US Agent as the rate of interest at which deposits in U.S. dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable US Dollar Eurodollar Loan and with a term equivalent to such Interest Period would be offered by its London branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

      "US Facility Usage" means, at the time in question, the aggregate amount of US Loans and existing US LC Obligations outstanding at such time under the US Agreement.

      "US GAAP" means those generally accepted accounting principles and practices which are recognized as such from time to time by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of US Borrower and its Consolidated Subsidiaries, are applied for all periods after the Closing Date in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements.

      "US Guarantor" means Devon Financing ULC.

      "US LC Issuer" means Bank of America in its capacity as the issuer of Letters of Credit under the US Agreement, and its successors in such capacity.

      "US LC Obligations" means, at the time in question, with respect to the US Agreement, the sum of all Matured US LC Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued under the US Agreement then outstanding.

      "US LC Sublimit" means US $125,000,000.

      "US Lenders" means each signatory to the US Agreement (other than US Borrower), including Bank of America in its capacity as a US Lender and US Swing Lender hereunder, rather than as US Agent and US LC Issuer, and the successors of each such party as holder of a US Note.

      "US Loans" means the Tranche A Loans, the Tranche B Loans, Competitive Bid Loans made under the US Agreement, and the US Swing Loans.

      "US Loan Documents" means the US Agreement, the US Notes issued under the US Agreement, the Guaranty executed by US Guarantor, the Letters of Credit issued under the US Agreement, the LC Applications related thereto, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

      "US Majority Lenders" means US Lenders whose aggregate Percentage Shares under the US Agreement exceed sixty-six and two thirds percent (66 2/3%).

      "US Maximum Credit Amount" means the amount of US $725,000,000 on the Closing Date, as increased or decreased thereafter by the amount of each increase or decrease in the Tranche B Maximum Credit Amount pursuant to Section
1.9 of the US Credit Agreement or

Section 1.12 of the Canadian Agreement, but in no event greater than $825,000,000 or less than $625,000,000.

      "US Notes" means the Tranche A Notes, the Tranche B Notes, the Competitive Bid Notes issued under the US Agreement, and the US Swing Note.

      "US Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the US Loan Documents, including all US LC Obligations owing thereunder. "US Obligation" means any part of the US Obligations.

      "US Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

      "US Required Lenders" means US Lenders whose aggregate Percentage Shares under the US Agreement equal or exceed fifty percent (50%).

      "US Swing Lender" means Bank of America, in its individual capacity.

      "US Swing Loans" has the meaning given it in Section 1.1(f) of the US Agreement.

      "US Swing Note" has the meaning given it in Section 1.1(f) of the US Agreement.

      "US Swing Rate" means on any day a fluctuating rate of interest per annum established from time to time by Bank of America, as its money market rate, which rate may not be the lowest rate of interest charged by Bank of America, to its customers, plus the Applicable Margin. The US Swing Rate shall never exceed the Highest Lawful Rate.

      "US Swing Sublimit" means US $50,000,000.

      "Withholding Tax" has the meaning given it in Section 3.2(d) of the Canadian Agreement.

                                  ATTACHMENT 1
                                       TO
                                    ANNEX I

                            UNRESTRICTED SUBSIDIARIES

STATE OR                                                           STATE OR
JURISDICTION                                                       JURISDICTION
UNRESTRICTED SUBSIDIARY                                            UNRESTRICTED SUBSIDIARY
OF EXISTENCE                                                       OF EXISTENCE
-----------------------                                            -----------------------
10  167496 Canada Ltd.                                             Alberta
20  2861259 Canada Inc.                                            Canada
30  308819 Alberta Ltd.                                            Alberta
4.  382817 Alberta Ltd.                                            Alberta
5.  413486 Alberta Ltd.                                            Alberta
6.  418263 Alberta Ltd.                                            Alberta
7.  418264 Alberta Ltd.                                            Alberta
8.  622089 B.C. Ltd.                                               British Columbia
9.  622090 B.C. Ltd.                                               British Columbia
10. 622092 B.C. Ltd.                                               British Columbia
11. 622093 B.C. Ltd.                                               British Columbia
12. 622094 B.C. Ltd.                                               British Columbia
13. 622095 B.C. Ltd.                                               British Columbia
14. 622096 B.C. Ltd.                                               British Columbia
15. 746481 Alberta Ltd.                                            Alberta
16. 892306 Alberta Ltd.                                            Alberta
17. 918879 Alberta Ltd.                                            Alberta
18. 918884 Alberta Ltd.                                            Alberta
19. 918888 Alberta Ltd.                                            Alberta
20. Acacia Natural Gas Corporation                                 Delaware
21. Adobe Offshore Pipeline Company                                Delaware
22. Amax Petroleum of Canada, Inc.                                 Texas
23. Anderson Exploration Inc. (US)                                 Colorado
24. Azerbaijan International Operating Company                     Cayman Islands
25. Blackwood & Nichols Co., A Ltd. Partnership                    New Mexico
26. Bonito Pipe Line Company                                       Delaware
27. Braemar Shipping Company Limited                               Bermuda
28. Bridger Petroleum Corporation Ltd.                             Alberta
29. Cachuma Gas Processing Company                                 Delaware
30. Canoa Ranch Corporation                                        Delaware
31. Capitan Oil Pipeline Company                                   Delaware
32. Catclaw Pipeline, Inc.                                         Oklahoma

33. Compagnie Atlantique SARL                                      France
34. DBC, Inc.                                                      Oklahoma
35. DEC (Holdings), Ltd.                                           Bahamas
36. DEC (International), Ltd.                                      Bahamas
37. DEC Capital S.a.r.l.                                           Luxembourg
38. DEC Gas Systems, Inc.                                          Delaware
39. DEC International Holdings, Inc.                               Delaware
40. DEC Louisiana Leasing, Inc.                                    Delaware
41. DEC Operating, Inc.                                            Delaware
42. DEC SOCO International, Inc.                                   Delaware
43. DEC Technologies, Inc.                                         Delaware
44. DEC, Inc.                                                      Delaware
45. Devon Algeria Exploration, Ltd.                                Bahamas
46. Devon AOG Corporation (fka Anderson Oil & Gas Inc.)            Alberta
47. Devon ARL Corporation (fka Anderson Resources Ltd.)            Alberta
48. Devon AXL (fka Anderson Exploration partnership)               Alberta
49. Devon Canada (fka Northstar Energy partnership)                Alberta
50. Devon Energy (Delaware) Limited                                Delaware
51. Devon Energy (Thailand) Ltd.                                   Thailand
52. Devon Energy Agali, Ltd.                                       Bahamas
53. Devon Energy Angola, Ltd.                                      British Virgin Islands
54. Devon Energy Asiatic, Inc.                                     Delaware
55. Devon Energy Beni Suef, Inc.                                   British Virgin Islands
56. Devon Energy Brazil Holdings, Ltd.                             Bahamas
57. Devon Energy Canada Ltd.                                       Alberta
58. Devon Energy Caspian Corporation                               British Virgin Islands
59. Devon Energy Caspian Development Corporation                   British Virgin Islands
60. Devon Energy Charitable Foundation                             Oklahoma
61. Devon Energy China, Ltd.                                       Bahamas
62. Devon Energy Congo, Ltd.                                       Bahamas
63. Devon Energy Corporation (Oklahoma)                            Oklahoma
64. Devon Energy Corporation of Argentina                          Delaware
65. Devon Energy do Brasil Ltda.                                   Brazil
66. Devon Energy Egypt, Inc.                                       Delaware
67. Devon Energy Eurasia, Ltd.                                     Cayman Islands
68. Devon Energy Exploration Brazil, Inc.                          British Virgin Islands
69. Devon Energy Gabon, Ltd.                                       Bahamas
70. Devon Energy Gas Marketing Company                             Delaware
71. Devon Energy Ghana, Ltd.                                       Bahamas
72. Devon Energy Global Resources, Ltd.                            Bahamas
73. Devon Energy Insurance Company Limited                         Bermuda
74. Devon Energy International Company                             Delaware
75. Devon Energy Intrastate Pipeline Company                       Delaware
76. Devon Energy Malaysia, Ltd.                                    Bahamas
77. Devon Energy Management Company, L. L. C.                      Oklahoma
78. Devon Energy Mondah Bay, Ltd.                                  Bahamas

79.  Devon Energy Morocco, Ltd.                                      Bahamas
80.  Devon Energy Offshore Pipeline Company                          Delaware
81.  Devon Energy Operating Company, L.P.                            Delaware
82.  Devon Energy Pagatan, Ltd.                                      Bahamas
83.  Devon Energy Partners A Limited Partnership                     Oklahoma
84.  Devon Energy Petroleum Pipeline Company                         Delaware
85.  Devon Energy Petroleum's, Ltd.                                  Delaware
86.  Devon Energy Port Bouet, Ltd.                                   Bahamas
87.  Devon Energy Qatar, Inc.                                        Delaware
88.  Devon Energy Red Sea, Inc.                                      British Virgin Islands
89.  Devon Energy Sinai, Inc.                                        British Virgin Islands
90.  Devon Energy South America, Ltd.                                Bahamas
91.  Devon Energy South East Asia Limited                            Bermuda
92.  Devon Energy Suez, Inc.                                         British Virgin Islands
93.  Devon Energy Thai Holding, Ltd.                                 Bahamas
94.  Devon Energy Venezuela Corporation, S.A.                        British Virgin Islands
95.  Devon Energy West Africa, Ltd.                                  British Virgin Islands
96.  Devon Exploration & Production, Inc.                            Delaware
97.  Devon Exploration do Brazil, Ltda.                              Brazil
98.  Devon Financing Trust                                           Delaware
99.  Devon Financing Trust II                                        Delaware
100. Devon Gas Corporation                                           Delaware
101. Devon Gas Marketing, Inc.                                       Delaware
102. Devon Gas Operating, Inc.                                       Delaware
103. Devon Gas Services, L.P.                                        Delaware
104. Devon Holding Corporation                                       Delaware
105. Devon Louisiana Gas Services, Inc.                              Delaware
106. Devon Malta One, Inc.                                           Delaware
107. Devon Malta Two, Inc.                                           Delaware
108. Devon MND Energy Corporation                                    Delaware
109. Devon MND Operating, Inc.                                       Delaware
110. Devon MND Service, Inc.                                         Delaware
111. Devon Operating Company Ltd.                                    Alberta
112. Devon Pacific Fuels Company                                     Delaware
113. Devon Production Corporation                                    Nevada
114. Devon-Blanco Company                                            Oklahoma
115. Fanar Petroleum Company                                         Egypt
116. Foothills Partnership                                           Alberta
117. Gulf Coast American Corp.                                       Pennsylvania
118. Home Exploration Limited                                        Alberta
119. Home Hydrocarbons Inc.                                          Canada
120. Home Oil Company Limited                                        Canada
121. Home Oil Resources Ltd. (US)                                    Delaware
122. Independent Pipe Line Company                                   Canada
123. Le Bord de la Mer Limited                                       Malta
124. Mexican Flats Service Company, Inc.                             Delaware

125. Mitchell Resorts, Inc.                                          Delaware
126. MND Exploration & Production, Inc.                              Delaware
127. MND Gas Services L.L.C.                                         Delaware
128. Morrison Gas Gathering, Inc.                                    Delaware
129. Morrison Nuclear Inc.                                           Delaware
130. Morrison Operating Company Ltd.                                 Alberta
131. Mountain Energy Inc.                                            Alberta
132. Northstar Energy Inc.                                           Delaware
133. Nueces Intrastate Pipe Line Company                             Nevada
134. Numac Energy (Cenako) Inc.                                      Alberta
135. Numac Energy (US) Inc.                                          Delaware
136. Numac Energy Inc.                                               Alberta
137. Pepco Partners, L. P.                                           Delaware
138. Petrolera Devon (Columbia), Ltd.                                Bermuda
139. Petrolera Santa Fe, S.A.                                        Argentina
140. Petrolera Santa Fe Southern Cone, Inc.                          British Virgin Islands
141. Plains Petroleum Limited                                        Alberta
142. PSF Services, L.L.C.                                            Delaware
143. Richland Development Corporation                                Nevada
144. Richland Properties Company, L.L.C.                             Oklahoma
145. Richland Transition Company                                     Delaware
146. Sage Creek Processors, L.L.C.                                   Wyoming
147. Santa Fe Energy Resources (Cote d'Ivoire) Ltd.                  Bahamas
148. Santa Fe Energy Resources of Canada, Inc.                       Alberta
149. Santa Fe Energy Resources of Myanmar, Ltd.                      Bahamas
150. Santa Fe Energy Resources of Peru, Ltd.                         Bahamas
151. Santa Fe Energy Trust                                           Texas
152. Scurry-Rainbow Oil (Sask) Ltd. (voluntarily liquidating)        Saskatchewan
153. Security Purchasing, Inc.                                       Delaware
154. SFER (Barbados) Ltd.                                            Barbados
155. Sisquoc Gas Pipeline Company                                    Delaware
156. Smart On Resources Inc.                                         Alberta
157. Southwestern Gas Pipeline, Inc.                                 Delaware
158. Strategic Trust Company                                         Cayman Islands
159. Tall Grass Gas Services, L.L.C.                                 Oklahoma
160. The Winnipeg Western Land Corporation Limited                   Canada
161. The Woodlands Venture Capital Company                           Delaware
162. Thunder Creek Gas Services, L.L.C.                              Wyoming
163. Torquay Trading Company Limited                                 Malta
164. Trend Argentina, S.A.                                           Argentina
165. Trend Exploration (PNG) Party Ltd.                              Papua New Guinea
166. Vermejo Minerals Corporation                                    Delaware
167. Vermejo Park Corporation                                        Delaware
168. Wyoming Gathering and Production Company, Inc.                  Delaware

                                                     Annex II - Lenders Schedule

                                 BANK OF AMERICA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement           Bank of America, N.A.

Applicable Lending Office for US Loans:                       901 Main Street, 64th Floor
                                                              Dallas, Texas 75202

Address for Notices:                                          Three Allen Center
                                                              333 Clay Street, Suite 4550
                                                              Houston, Texas 77022-4103
                                                              Attention:  Richard Stein

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 19,333,333.34
           Tranche A Percentage Share:                        9.66667%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 42,578,125.00
           Tranche B Percentage Share:                        6.81250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:    Bank of America, N.A.

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              200 Front Street West,
                                                              Suite 2700
                                                              Toronto, Ontario M5V 3L2

Address for Notices:                                          200 Front Street West,
                                                              Suite 2700
                                                              Toronto, Ontario M5V 3L2
                                                              Attention:  Medina Sales de Andrade
CANADIAN FACILITY
           Canadian Note Amount:                              US$ 25,546,875.00
           Canadian Percentage Share:                         6.81250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 73,833,333
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                  ABN AMRO BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          ABN AMRO Bank, N.V.

Applicable Lending Office for US Loans:                       208 South LaSalle, Suite 1500
                                                              Chicago, Illinois  60604-1003
                                                              Attention:  Loan Administration

Address for Notices:                                          208 South LaSalle, Suite 1500
                                                              Chicago, Illinois  60604-1003
                                                              Attention:  Loan Administration
                                                        cc:   4400 Post Oak Parkway, Suite 1500
                                                              Houston, Texas  77027
                                                              Attention:  Frank R. Russo, Jr.

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    ABN AMRO Bank, N.V., Canada Branch

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              79 Wellington St. West, 15th Floor
                                                              Toronto, Ontario  M5K 1G8

Address for Notices:                                          79 Wellington St. West, 15th Floor
                                                              Toronto, Ontario  M5K 1G8
                                                              Attention:  Yasmin Mohideen
                                                        cc:   4400 Post Oak Parkway, Suite 1500
                                                              Houston, Texas  77027
                                                              Attention:  Frank R. Russo, Jr.
CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 50,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                BANK OF MONTREAL

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Bank of Montreal

Applicable Lending Office for US Loans:                       115 South La Salle
                                                              11th Floor
                                                              Chicago, Illinois  60603
                                                              Attention:  Loan Administration

Address for Notices:                                          700 Louisiana, Suite 4400
                                                              Houston, Texas  77002
                                                              Attention:  James Whitmore

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 16,000,000.00
           Tranche A Percentage Share:                        8.00000%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:    Bank of Montreal

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              115 South La Salle
                                                              11th Floor
                                                              Chicago, Illinois  60603
                                                              Attention:  Loan Administration

Address for Notices:                                          700 Louisiana, Suite 4400
                                                              Houston, Texas  77002
                                                              Attention:  James Whitmore

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 66,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                BANK OF OKLAHOMA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Bank of Oklahoma, N.A.

Applicable Lending Office for US Loans:                       201 Robert S. Kerr
                                                              Oklahoma City, Oklahoma  73124

Address for Notices:                                          201 Robert S. Kerr
                                                              Oklahoma City, Oklahoma  73124
                                                              Attention:  John N. Huff

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 19,531,250.00
           Tranche B Percentage Share:                        3.12500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Bank of Oklahoma, N.A.

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              201 Robert S. Kerr
                                                              Oklahoma City, Oklahoma  73124

Address for Notices:                                          201 Robert S. Kerr
                                                              Oklahoma City, Oklahoma  73124
                                                              Attention:  John N. Huff

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 11,718,750.00
           Canadian Percentage Share:                         3.12500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 25,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                    BANK ONE
                                [TRANCHE A ONLY]

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Bank One, NA

Applicable Lending Office for US Loans:                       1 Bank One Plaza
                                                              Mail Code: IL1-0634
                                                              Chicago, Illinois 60670

Address for Notices:                                          910 Travis Street, 6th Floor
                                                              Houston, Texas 77002
                                                              Attention:  Ronald L. Dierker

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 19,333,333.33
           Tranche A Percentage Share:                        9.66667%

US TRANCHE B
           Not a Tranche B Lender

CANADIAN AGREEMENT

           Not a Canadian Lender

                                                     Annex II - Lenders Schedule

                                   BAYERISCHE

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Bayerische Landesbank Girozentrale,
                                                              Cayman Islands Branch

Applicable Lending Office for US Loans:                       560 Lexington Avenue
                                                              New York, New York 10022

Address for Notices:                                          560 Lexington Avenue
                                                              New York, New York 10022
                                                              Attention:  Stephen Christenson

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Bayerische Landesbank Girozentrale,
                                                              Toronto Branch

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              BCE Place - Suite 3210
                                                              181 Bay Street
                                                              Toronto, Ontario M5J 2T3

Address for Notices:                                          BCE Place - Suite 3210
                                                              181 Bay Street
                                                              Toronto, Ontario M5J 2T3
                                                              Attention:  Bernd Erpenbeck

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 50,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                      CIBC
                                [TRANCHE A ONLY]

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          CIBC Inc.

Applicable Lending Office for US Loans:                       2 Paces West
                                                              2727 Paces Ferry Road
                                                              Suite 1200
                                                              Atlanta, Georgia 30339
                                                              Attention:  Anita Rounds

Address for Notices:                                          1600 Smith Street, Suite 3100
                                                              Houston, Texas 77002
                                                              Attention:  Mark H. Wolf

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 12,000,000.00
           Tranche A Percentage Share:                        6.00000%

US TRANCHE B
           Not a Tranche B Lender

CANADIAN AGREEMENT

           Not a Canadian Lender

                                                     Annex II - Lenders Schedule

                                    CITIBANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Citibank, N.A.

Applicable Lending Office for US Loans:                       399 Park Avenue
                                                              New York, New York 10043

Borrowing Notices:                                            Two Penn's Way, 2nd Floor
                                                              New Castle Delaware 19720
                                                              Attention:  Sean L. Portrait

Address for Notices:                                          1200 Smith Street, Suite 2000
                                                              Houston, Texas 77002
                                                              Attention:  Todd J. Mogil

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 16,000,000.00
           Tranche A Percentage Share:                        8.00000%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Citibank, N.A., Canadian branch

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              c/o 400 Third Avenue SW, Suite 4301
                                                              Calgary, Alberta T2P 4H2

Address for Notices:                                          c/o 400 Third Avenue SW, Suite 4301
                                                              Calgary, Alberta T2P 4H2
                                                              Attention:  Diane Gould
                                                        cc:   1200 Smith Street, Suite 2000
                                                              Houston, Texas 77002
                                                              Attention:  Todd J. Mogil

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 66,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                 CREDIT LYONNAIS

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Credit Lyonnais

Applicable Lending Office for US Loans:                       1301 Travis Street
                                                              Suite 2100
                                                              Houston, Texas 77002

Address for Notices:                                          1301 Travis Street
                                                              Suite 2100
                                                              Houston, Texas 77002
                                                              Attention:  John Grandstaff

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 32,812,500.00
           Tranche B Percentage Share:                        5.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Credit Lyonnais

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              1301 Travis Street
                                                              Suite 2100
                                                              Houston, Texas 77002

Address for Notices:                                          1301 Travis Street
                                                              Suite 2100
                                                              Houston, Texas 77002
                                                              Attention:  John Grandstaff

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 19,687,500.00
           Canadian Percentage Share:                         5.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 42,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                  CREDIT SUISSE

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Credit Suisse First Boston

Applicable Lending Office for US Loans:                       Eleven Madison Avenue, 10th Floor
                                                              New York, New York 10010-3629

Address for Notices:                                          Eleven Madison Avenue, 10th Floor
                                                              New York, New York 10010-3629
                                                              Attention:  James Moran

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:    Credit Suisse First Boston

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              1 First Canadian Place, Suite 3000
                                                              P.O. Box 301
                                                              Toronto, Ontario M5X 1C9

Address for Notices:                                          1 First Canadian Place, Suite 3000
                                                              P.O. Box 301
                                                              Toronto, Ontario M5X 1C9
                                                              Attention:  Alain Daoust

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 50,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                 DEN NORSKE BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Den norske Bank ASA

Applicable Lending Office for US Loans:                       200 Park Avenue, 31st Floor
                                                              New York, New York  10166

Address for Notices:                                          200 Park Avenue, 31st Floor
                                                              New York, New York  10166
                                                              Attention:  Hans J. Ormar

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 19,531,250.00
           Tranche B Percentage Share:                        3.12500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Den norske Bank ASA

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              200 Park Avenue, 31st Floor
                                                              New York, New York  10166

Address for Notices:                                          200 Park Avenue, 31st Floor
                                                              New York, New York  10166
                                                              Attention:  Hans J. Ormar

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 11,718,750.00
           Canadian Percentage Share:                         3.12500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 25,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                  DEUTSCHE BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Deutsche Bank AG New York Branch

Applicable Lending Office for US Loans:                       31 West 52nd Street
                                                              New York, New York 10019

Address for Notices:                                          31 West 52nd Street
                                                              New York, New York 10019
                                                              Attention:  Joel Makowsky

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$   9,333,333.33
           Tranche A Percentage Share:                        4.66667%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Deutsche Bank AG, Canada Branch

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              222 Bay Street, Suite 1100
                                                              P.O. Box 196
                                                              Toronto, Ontario  M5K 1H6

Address for Notices:                                          222 Bay Street, Suite 1100
                                                              P.O. Box 196
                                                              Toronto, Ontario  M5K 1H6
                                                              Attention:  Robert Johnston

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 59,333,333
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                 JPMORGAN CHASE

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          JPMorgan Chase Bank

Applicable Lending Office for US Loans:                       1 Chase Manhattan Plaza - 8th
                                                              New York, New York  10081

Address for Notices:                                          600 Travis Street, 20th Floor
                                                              Houston, Texas  77002-8086
                                                              Attention:  Russell Johnson

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 31,333,333.33
           Tranche A Percentage Share:                        15.66667%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    JPMorgan Chase Bank,
                                                              Toronto Branch

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              South Tower, Suite 1800
                                                              200 Bay Street, Royal Bank Plaza
                                                              Toronto, Ontario  M5J 2J2

Address for Notices:                                          South Tower, Suite 1800
                                                              200 Bay Street, Royal Bank Plaza
                                                              Toronto, Ontario  M5J 2J2
                                                              Attention:  Drew McDonald

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 81,333,333
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                               LOCAL OKLAHOMA BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement           Local Oklahoma Bank, N.A.

Applicable Lending Office for US Loans:                       3601 N.W. 63rd Street
                                                              Oklahoma City, Oklahoma  73116

Address for Notices:                                          3601 N.W. 63rd Street
                                                              Oklahoma City, Oklahoma  73116
                                                              Attention:  John K. Slay, Jr.

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 11,718,750.00
           Tranche B Percentage Share:                        1.87500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Local Oklahoma Bank, N.A.

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              3601 N.W. 63rd Street
                                                              Oklahoma City, Oklahoma  73116

Address for Notices:                                          3601 N.W. 63rd Street
                                                              Oklahoma City, Oklahoma  73116
                                                              Attention:  John K. Slay, Jr.

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 7,031,250.00
           Canadian Percentage Share:                         1.87500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 15,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                              ROYAL BANK OF CANADA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Royal Bank of Canada

Applicable Lending Office for US Loans:                       One Liberty Plaza, 3rd Floor
                                                              New York, New York 10006-1404
                                                              Claro Albay, Liability Officer

Address for Notices:                                          One Liberty Plaza, 3rd Floor
                                                              New York, New York 10006
                                                              Attention:  Claro Albay, Liability Officer
                                                        cc:   2800 Post Oak Blvd., Suite 5700
                                                              Houston, Texas 77056
                                                              Attention:  Lorne Gartner
US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 16,000,000.00
           Tranche A Percentage Share:                        8.00000%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Royal Bank of Canada

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              One Liberty Plaza, 3rd Floor
                                                              New York, New York 10006-1404
                                                              Attention:  Claro Albay, Liability Officer

Address for Notices:                                          One Liberty Plaza, 3rd Floor
                                                              New York, New York 10006-1404
                                                              Attention:  Claro Albay, Liability Officer
                                                        cc:   2800 Post Oak Blvd., Suite 5700
                                                              Houston, Texas 77056
                                                              Attention:  Lorne Gartner
CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 66,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                            SOUTHWEST BANK OF TEXAS

US AGREEMENT
Name of Affiliate that is Lender under US Agreement           Southwest Bank of Texas, N.A.

Applicable Lending Office for US Loans:                       4400 Post Oak Parkway
                                                              Houston, Texas  77027

Address for Notices:                                          4400 Post Oak Parkway
                                                              Houston, Texas  77027
                                                              Attention:  W. Bryan Chapman

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 11,718,750.00
           Tranche B Percentage Share:                        1.87500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Southwest Bank of Texas, N.A.

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              4400 Post Oak Parkway
                                                              Houston, Texas  77027

Address for Notices:                                          4400 Post Oak Parkway
                                                              Houston, Texas  77027
                                                              Attention:  W. Bryan Chapman

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 7,031,250.00
           Canadian Percentage Share:                         1.87500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 15,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule
                                  SUNTRUST BANK
                                [TRANCHE A ONLY]

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          SunTrust Bank, Atlanta

Applicable Lending Office for US Loans:                       303 Peachtree Street, N.E.
                                                              Third Floor, M/C 1929
                                                              Atlanta, Georgia 30308

Address for Notices:                                          303 Peachtree Street, N.E.
                                                              Third Floor, M/C 1929
                                                              Atlanta, Georgia 30308
                                                              Attention:  David Edge

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$6,666,666.67
           Tranche A Percentage Share:                        3.33333%

US TRANCHE B
           Not a Tranche B Lender

CANADIAN AGREEMENT

           Not a Canadian Lender

                                                     Annex II - Lenders Schedule

                              THE BANK OF NEW YORK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          The Bank of New York

Applicable Lending Office for US Loans:                       Wall Street, 19th Floor
                                                              New York, New York 10286

Address for Notices:                                          One Wall Street, 19th Floor
                                                              New York, New York 10286
                                                              Attention:  Raymond Palmer

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 12,000,000.00
           Tranche A Percentage Share:                        6.00000%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 32,812,500.00
           Tranche B Percentage Share:                        5.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian Agreement:    The Bank of New York

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              One Wall Street, 19th Floor
                                                              New York, New York 10286

Address for Notices:                                          One Wall Street, 19th Floor
                                                              New York, New York 10286
                                                              Attention:  Raymond Palmer

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 19,687,500.00
           Canadian Percentage Share:                         5.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 54,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                             THE BANK OF NOVA SCOTIA

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          The Bank of Nova Scotia

Applicable Lending Office for US Loans:                       Suite 2700, 600 Peachtree Street, N.E.
                                                              Atlanta, Georgia  30308

Address for Notices:                                          Suite 2700, 600 Peachtree Street, N.E.
                                                              Atlanta, Georgia  30308
                                                              Attention:  Donna Gardner
                                                        cc:   1100 Louisiana, Suite 3000
                                                              Houston, Texas 77002
                                                              Attention:  Janice Ver Hoeve

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 19,531,250.00
           Tranche B Percentage Share:                        3.12500%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    The Bank of Nova Scotia

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              Suite 2700, 600 Peachtree Street, N.E.
                                                              Atlanta, Georgia  30308

Address for Notices:                                          Suite 2700, 600 Peachtree Street, N.E.
                                                              Atlanta, Georgia  30308
                                                              Attention:  Donna Gardner
                                                        cc:   1100 Louisiana, Suite 3000
                                                              Houston, Texas  77002
                                                              Attention:  Janice Ver Hoeve

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 11,718,750.00
           Canadian Percentage Share:                         3.12500%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 25,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                         THE BANK OF TOKYO - MITSUBISHI

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          The Bank of Tokyo-Mitsubishi Ltd.
                                                              Houston Agency

Applicable Lending Office for US Loans:                       1100 Louisiana Street
                                                              Suite 2800
                                                              Houston, Texas 77002-5216

Address for Notices:                                          1100 Louisiana Street,
                                                              Suite 2800
                                                              Houston, Texas 77002-5216
                                                              Attention:  Jay Fort

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 32,812,500.00
           Tranche B Percentage Share:                        5.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Bank of Tokyo-Mitsubishi (Canada)

                                                              (CANADIAN RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              Suite 950 Park Place
                                                              666 Burrard Street
                                                              Vancouver, British Columbia V6C 3L1

Address for Notices:                                          Suite 950 Park Place
                                                              666 Burrard Street
                                                              Vancouver, British Columbia V6C 3L1
                                                              Attention:  Davis J. Stewart

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 19,687,500.00
           Canadian Percentage Share:                         5.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 42,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule
                                TORONTO-DOMINION
                                [TRANCHE A ONLY]

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Toronto-Dominion (Texas), Inc.

Applicable Lending Office for US Loans:                       909 Fannin Street
                                                              Suite 1700
                                                              Houston, Texas 77010

Address for Notices:                                          909 Fannin Street
                                                              Suite 1700
                                                              Houston, Texas 77010
                                                              Attention:  Mark Green

US TRANCHE A
           Tranche A Note Amount (5 year)                     US$   6,666,666.67
           Tranche A Percentage Share:                        3.33333%

US TRANCHE B
           Not a Tranche B Lender

CANADIAN AGREEMENT

           Not a Canadian Lender

                                                     Annex II - Lenders Schedule

                                     UBS AG

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          UBS AG, Stamford Branch

Applicable Lending Office for US Loans:                       677 Washington Boulevard
                                                              Stamford, Connecticut 06901

Address for Notices:                                          677 Washington Boulevard
                                                              Stamford, Connecticut 06901
                                                              Attention:  Denise Conzo

US TRANCHE A
           Not a Tranche A Lender

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 42,578,125.00
           Tranche B Percentage Share:                        6.81250%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    UBS AG, Stamford Branch

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              677 Washington Boulevard
                                                              Stamford, Connecticut 06901

Address for Notices:                                          677 Washington Boulevard
                                                              Stamford, Connecticut 06901
                                                              Attention:  Denise Conzo

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 25,546,875.00
           Canadian Percentage Share:                         6.81250%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 54,500,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                    UMB BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          UMB Bank

Applicable Lending Office for US Loans:                       204 N. Robinson
                                                              Oklahoma City, Oklahoma 73102

Address for Notices:                                          204 N. Robinson
                                                              Oklahoma City, Oklahoma 73102
                                                              Attention:  Richard Lehrter

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$   4,000,000.00
           Tranche A Percentage Share:                        2.00000%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$   7,812,500.00
           Tranche B Percentage Share:                        1.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    UMB Bank

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              204 N. Robinson
                                                              Oklahoma City, Oklahoma 73102

Address for Notices:                                          204 N. Robinson
                                                              Oklahoma City, Oklahoma 73102
                                                              Attention:  Richard Lehrter

CANADIAN FACILITY
           Canadian Note Amount:                              US$   4,687,500.00
           Canadian Percentage Share:                         1.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 14,000,000
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                  WACHOVIA BANK

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Wachovia Bank, National Association

Applicable Lending Office for US Loans:                       201 S. College Street, CP-17
                                                              Charlotte, North Carolina  28288

Address for Notices:                                          201 S. College Street, CP-17
                                                              Charlotte, North Carolina  28288
                                                              Attention:  Denise Bobbitt
                                                        cc:   1001 Fannin Street, Suite 2255
                                                              Houston, Texas 77002
                                                              Attention:  David Humphreys

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 19,333,333.33
           Tranche A Percentage Share:                        9.66667%

US TRANCHE B
           Tranche B Note Amount (364 day):                   US$ 39,062,500.00
           Tranche B Percentage Share:                        6.25000%

CANADIAN AGREEMENT

Name of Affiliate that is Lender under Canadian
Agreement:                                                    Wachovia Bank, National Association

                                                              (NON-RESIDENT LENDER)

Applicable Lending Office for Canadian Advances:              201 S. College Street, CP-17
                                                              Charlotte, North Carolina  28288

Address for Notices:                                          201 S. College Street, CP-17
                                                              Charlotte, North Carolina  28288
                                                              Attention:  Denise Bobbitt
                                                        cc:   1001 Fannin Street, Suite 2255
                                                              Houston, Texas 77002
                                                              Attention:  David Humphreys

CANADIAN FACILITY
           Canadian Note Amount:                              US$ 23,437,500.00
           Canadian Percentage Share:                         6.25000%

AGGREGATE COMMITMENT UNDER US AGREEMENT                       US$ 69,333,333
AND CANADIAN AGREEMENT

                                                     Annex II - Lenders Schedule

                                  WESTDEUTSCHE
                                [TRANCHE A ONLY]

US AGREEMENT
Name of Affiliate that is Lender under US Agreement:          Westdeutsche Landesbank Girozentrale

Applicable Lending Office for US Loans:                       1211 Avenue of the Americas
                                                              New York, New York 10036

Address for Notices:                                          1211 Avenue of the Americas
                                                              New York, New York 10036
                                                              Attention:  Jeff Davidson

US TRANCHE A
           Tranche A Note Amount (5 year):                    US$ 12,000,000.00
           Tranche A Percentage Share:                        6.00000%

US TRANCHE B
           Not a Tranche B Lender

CANADIAN AGREEMENT

           Not a Canadian lender.